UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under §240.14a-12

ENVERIC BIOSCIENCES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

ENVERIC BIOSCIENCES, INC.

245 First Street, Riverview II, 18th Floor

Cambridge, MA 02142

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on [●], 2026

Dear Stockholders:

We cordially invite you to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Enveric Biosciences, Inc., a Delaware corporation (“we,” “us,” “our,” “Enveric,” or the “Company”), which will be held on [●], [●], 2026, at 10:00 a.m., Eastern Time via a live webcast on the Internet. The Annual Meeting will be a virtual meeting conducted exclusively via live webcast. You or your proxyholder will be able to attend the virtual Annual Meeting online, vote and view the list of stockholders entitled to vote at the Annual Meeting by visiting www.virtualshareholdermeeting.com/ENVB2026 and entering the 16-digit control number on your proxy card or voting instruction form, as applicable. You will not be able to attend the Annual Meeting in person. To register and receive access to the virtual Annual Meeting, registered stockholders and beneficial stockholders (those holding shares through a stock brokerage account or by a bank or other holder of record) will need to follow the instructions applicable to them provided in the accompanying proxy statement. Only stockholders of record of our common stock on [●], 2026 (the “Record Date”) will be entitled to vote at the Annual Meeting and any adjournments, continuations or postponements thereof that may take place. We are holding the Annual Meeting for the following purposes, which are more fully described in the accompanying proxy statement:

1.	To elect six directors to serve until the Company’s 2027 Annual Meeting of Stockholders or until their successors are duly elected and qualified (“Election of Directors”);

2.	To approve by a non-binding advisory vote the compensation of the Company’s named executive officers, as disclosed in this proxy statement (the “Say-on-Pay Proposal”);

3.	To extend the approval of the Board of Directors of the Company (the “Board”) to amend the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Charter”), in substantially the form attached to the proxy statement as Annex A, to, at the discretion of the Board, effect a reverse stock split with respect to the Company’s issued and outstanding common stock, par value $0.01 per share (“Common Stock”), including stock held by the Company as treasury shares, at a ratio of 1-for-5 to 1-for-50 (the “Range”), with the ratio within such Range to be determined at the discretion of the Board and included in a public announcement (a “Reverse Stock Split” and the “Reverse Stock Split Proposal”);

4.	To extend the approval of the Board to amend the Charter, in substantially the form attached to the proxy statement as Annex B, to, at the discretion of the Board, increase the authorized number of shares of our Common Stock from 100,000,000 to 5,000,000,000 shares (“Authorized Stock Increase Proposal”);

4.	To ratify the appointment of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (the “Auditor Ratification Proposal”);

5.	To approve a complete or partial adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are not sufficient votes in favor of the foregoing proposals or to establish a quorum (the “Adjournment Proposal”); and

6.	To transact such other business that is properly presented at the Annual Meeting.

Stockholders are referred to the proxy statement accompanying this notice for more detailed information with respect to the matters to be considered at the Annual Meeting. After careful consideration, the Board has determined that each proposal listed above is in the best interests of the Company and its stockholders and has approved each proposal. The Board recommends a vote FOR each of the Board’s six nominees in the Election of Directors (Proposal 1), FOR the Say-on-Pay Proposal (Proposal 2), FOR the Reverse Stock Split Proposal (Proposal 3), FOR the Authorized Stock Increase Proposal (Proposal 4), FOR the Auditor Ratification Proposal (Proposal 5), and FOR the Adjournment Proposal (Proposal 6).

The Board has fixed the close of business on [●], 2026 as the Record Date for the Annual Meeting. Only stockholders of record on the Record Date are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting or at any postponement(s), continuations(s), or adjournment(s) of the Annual Meeting. A complete list of registered stockholders entitled to vote at the Annual Meeting will be available for inspection at our offices during regular business hours for the 10 calendar days prior to the Annual Meeting and online during the Annual Meeting.

A representative of The Carideo Group, Inc. will act as inspector of election and will tabulate votes at the Annual Meeting.

YOUR VOTE AT THE ANNUAL MEETING IS IMPORTANT.

Whether or not you plan to attend the Annual Meeting online, we urge you to vote your shares by following the instructions in the Internet Availability Notice of Proxy Materials and submit your proxy as promptly as possible by Internet, telephone or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the Annual Meeting.

If you have any questions regarding the attached proxy statement or need assistance in voting your shares of Common Stock, please contact our proxy solicitor, Kingsdale Advisors, by telephone at 1-866-581-1570 (stockholders) and 646-741-3433 (brokers, banks and other nominees), or by email at contactus@kingsdaleadvisors.com.

On behalf of our entire Board, we thank you for your continued support.

By Order of the Board of Directors,

/s/ Joseph Tucker
Joseph Tucker, Ph.D.
Chief Executive Officer and Director

Cambridge, Massachusetts
[●], 2026

i

ENVERIC BIOSCIENCES, INC.

245 First Street, Riverview II, 18th Floor

Cambridge, MA 02142

PROXY STATEMENT FOR ENVERIC BIOSCIENCES, INC.

2026 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on [●], 2026

Unless the context otherwise requires, references in this proxy statement to “we,” “us,” “our,” the “Company” or “Enveric” refer to Enveric Biosciences, Inc., a Delaware corporation and its consolidated subsidiaries as a whole. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our common stock, par value $0.01 per share (“Common Stock”).

The accompanying proxy is solicited by the board of directors of the Company (the “Board”) on behalf of Enveric Biosciences, Inc. to be voted at the Company’s 2026 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on [●], [●], 2026, and at any adjournment, continuation or postponement thereof, for the purposes set forth in the accompanying Notice of Internet Availability of Proxy Materials (the “Internet Availability Notice”). The Annual Meeting will be held virtually via a live webcast on the Internet on [●], [●], 2026, at 10:00 a.m., Eastern Time.

If you held shares of our Common Stock at the close of business on [●], 2026 (the “Record Date”), you are invited to attend the Annual Meeting virtually at www.virtualshareholdermeeting.com/ENVB2026, and if you held shares of our Common Stock at the close of business on the Record Date, you are invited to vote on the proposals described in this proxy statement. As of the Record Date, we had [●] shares of Common Stock issued and outstanding.

The Company will pay the costs of soliciting proxies from stockholders. We have retained Kingsdale Advisors to assist in the solicitation of proxies for a fee of $14,500 plus reimbursement of expenses. In addition to solicitation by mail and by Kingsdale Advisors, our directors, officers and employees may solicit proxies on behalf of the Company, without additional compensation, by telephone, facsimile, mail, on the Internet or in person.

On or about [●], 2026, we began sending to our stockholders entitled to vote the Important Notice Regarding the Availability of Proxy Materials containing instructions on how to access our proxy statement for the Annual Meeting and our 2025 annual report to stockholders.

Under Securities and Exchange Commission rules that allow companies to furnish proxy materials to stockholders over the Internet, we have elected to deliver our proxy materials to the majority of our stockholders over the Internet. This delivery process allows us to provide stockholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. On or about [●], 2026, we began sending to our stockholders an Internet Availability Notice containing instructions on how to access our proxy statement for the Annual Meeting and our 2025 annual report to stockholders. The Internet Availability Notice also provides instructions on how to vote online or by telephone, how to access the virtual Annual Meeting and how to receive a paper copy of the proxy materials by mail.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON [●], 2026

This proxy statement, the notice of the Annual Meeting, our form of proxy card and our 2025 annual report to stockholders are available for viewing, printing and downloading at www.proxyvote.com. To view these materials please have your 16-digit control number(s) available that appears on your Internet Availability Notice or proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.

Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements for the fiscal year ended December 31, 2025, on the website of the Securities and Exchange Commission, or the SEC, at www.sec.gov, or in the “SEC Filings” section of the “Investors” section of our website at www.enveric.com. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to:

Enveric Biosciences, Inc.

Attn: Kevin Coveney, Chief Financial Officer

245 First Street, Riverview II, 18th Floor

Cambridge, MA 02142

1

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” By using the methods discussed below, you will be appointing Joseph Tucker, Ph.D. and Kevin Coveney as your proxies. The proxies will vote on your behalf, and will have the authority to appoint a substitute to act as proxy. If you are unable to attend the Annual Meeting, please vote by proxy so that your shares may be voted.

What is a proxy statement?

A proxy statement is a document that regulations of the Securities and Exchange Commission (“SEC”) require that we give to you when we ask you to sign a proxy card to vote your stock at the Annual Meeting.

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will act upon the following proposals:

1.	To elect six directors to serve until the Company’s 2027 Annual Meeting of Stockholders or until their successors are duly elected and qualified (“Election of Directors”);

2.	To approve by a non-binding advisory vote the compensation of the Company’s named executive officers, as disclosed in this proxy statement (the “Say-on-Pay Proposal”);

3.	To extend the approval of the Board of Directors of the Company (the “Board”) to amend the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Charter”), in substantially the form attached to the proxy statement as Annex A, to, at the discretion of the Board, effect a reverse stock split with respect to the Company’s issued and outstanding common stock, par value $0.01 per share (“Common Stock”), including stock held by the Company as treasury shares, at a ratio of 1-for-5 to 1-for-50 (the “Range”), with the ratio within such Range to be determined at the discretion of the Board and included in a public announcement (a “Reverse Stock Split” and the “Reverse Stock Split Proposal”);

4.	To extend the approval of the Board to amend the Charter, in substantially the form attached to the proxy statement as Annex B, to, at the discretion of the Board, increase the authorized number of shares of our Common Stock from 100,000,000 to 5,000,000,000 shares (“Authorized Stock Increase Proposal”);

5.	To ratify the appointment of CBIZ CPAs P.C. (“CBIZ”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (the “Auditor Ratification Proposal”);

6.	To approve a complete or partial adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are not sufficient votes in favor of the foregoing proposals or to establish a quorum (the “Adjournment Proposal”); and

7.	To transact such other business that is properly presented at the Annual Meeting.

Why is the Company seeking to extend approval to effect a Reverse Stock Split?

The Company is seeking to extend the approval to effect a Reverse Stock Split to maintain flexibility to implement a Reverse Stock Split within the approved range of 1-for-5 to 1-for-15, if and when the Board determines it is in the best interests of the Company and its stockholders. The stockholders previously approved the Company to effect a Reverse Stock Split at the December 11, 2025 special meeting of stockholders. The authority granted at that meeting is set to December 11, 2026. For cost efficiency, the Company is seeking to extend the approval to effect a Reverse Stock Split at the Annual Meeting. By extending the authorization, which would run for 12 months from the date the Company receives such new approval, the Company can respond more effectively to market conditions or other corporate needs that may arise. The Reverse Stock Split could help the Company maintain compliance with listing requirements of the Nasdaq Stock Market LLC (“Nasdaq”) or make its Common Stock more attractive to investors. The extension does not mean the Company will definitely implement a Reverse Stock Split, only that it will retain the flexibility to do so if needed. The Board believes this continued flexibility is prudent and in the best interests of the Company and its stockholders.

2

For detailed information, see “Proposal 3: Extend the Approval to Effect Reverse Stock Split” on page 34. Additionally, see the question titled “What are the consequences if the Reverse Stock Split Proposal is not approved by stockholders?” on page 3.

What is the effect of a Reverse Stock Split?

A Reverse Stock Split reduces the number of outstanding shares of the Company’s Common Stock by combining multiple shares into a smaller number of shares, according to the selected split ratio within the Range. As a result, each stockholder will own fewer shares, but their proportional ownership in the Company will remain the same, and the total value of their holdings will not change solely as a result of the split. The Reverse Stock Split is generally expected to increase the market price per share of the Common Stock. It does not affect the Company’s total market capitalization or the underlying value of the Company. The Reverse Stock Split will not affect any stockholder’s percentage ownership, except for minor adjustments due to the rounding up of fractional shares. The number of authorized shares will remain unchanged as a result of the Reverse Stock Split. The form of the proposed Charter amendment effecting the Reverse Stock Split is attached to this proxy statement as Annex A. Stockholders are urged to carefully read Annex A.

What are the consequences if the Reverse Stock Split Proposal is not approved by stockholders?

If the Reverse Stock Split Proposal is not approved by stockholders, the Board will not have the authority to implement a Reverse Stock Split within the Range if it determines that such action is in the best interests of the Company and its stockholders. This could limit the Company’s ability to increase its stock price to meet Nasdaq continued listing requirements or to attract new investors. Without the flexibility to conduct a Reverse Stock Split, the Company may be at greater risk of delisting, which could negatively impact the liquidity and marketability of the Common Stock. Additionally, the Company would need to seek stockholder approval at a future meeting if a Reverse Stock Split becomes necessary, which could result in additional costs and delays. Overall, failure to approve the Reverse Stock Split Proposal may reduce the Company’s ability to respond quickly to changing market conditions or corporate needs.

What is the background and consideration for the Authorized Stock Increase Proposal?

The Authorized Stock Increase Proposal seeks to extend the approval of the Company’s to increase the number of authorized shares of Common Stock from 100,000,000 to 5,000,000,000, as previously approved by stockholders at the December 11, 2025, special meeting. The authority granted at that meeting is set to expire December 11, 2026, and extending that authorization, which would run for 12 months from the date the Company receives such new approval, will maintain the Company’s flexibility to issue additional shares for future corporate purposes, such as raising capital and pursuing strategic transactions, such as merger, acquisition or business combination transactions. Increasing the authorized stock does not mean that the Company will immediately issue more shares, but it ensures the Company is prepared to respond to opportunities and needs as they arise. The Board believes this flexibility is important for the Company’s growth and long-term success. For cost efficiency, the Company is seeking this extension at the Annual Meeting rather than waiting to hold a separate meeting when the approval is set to expire. Extending the authorization will help the Company avoid unnecessary delays and expenses associated with future stockholder meetings.

What is the Record Date and what does it mean?

The Record Date to determine the stockholders entitled to notice of and to vote at the Annual Meeting is the close of business on [●], 2026. The Record Date is established by the Board as required by Delaware law. On the Record Date, [●] shares of Common Stock were issued and outstanding and entitled to vote. Our Common Stock is our only class of outstanding voting stock.

3

Who can vote?

If on the Record Date your shares of our Common Stock were registered directly in your name with our transfer agent, Equiniti Trust Company, LLC (f/k/a American Stock Transfer & Trust Company, LLC) (the “Transfer Agent”), then you are a stockholder of record.

If on the Record Date your shares were held not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Internet Availability Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

You do not need to attend the Annual Meeting to vote your shares. Shares represented by valid proxies, received in time for the Annual Meeting and not revoked prior to the Annual Meeting, will be voted at the Annual Meeting. For instructions on how to change or revoke your proxy, see “May I change or revoke my proxy?” below.

What are the voting rights of stockholders?

Each share of our Common Stock outstanding as of the Record Date is entitled to one vote per share on all matters properly brought before the Annual Meeting.

Why did I receive a notice in the mail regarding the internet availability of proxy materials instead of a full set of proxy materials?

As permitted by the rules of the SEC, we may furnish our proxy materials to our stockholders by providing access to such documents on the Internet, rather than mailing printed copies of these materials to each stockholder. Most stockholders will not receive printed copies of the proxy materials unless they request them. We believe that this process should expedite stockholders’ receipt of proxy materials, lower the costs of the Annual Meeting and help to conserve natural resources. If you received the Internet Availability Notice by mail or electronically, you will not receive a printed or email copy of the proxy materials, unless you request one by following the instructions included in the Internet Availability Notice. Instead, the Internet Availability Notice instructs you as to how you may access and review all of the proxy materials and submit your proxy on the Internet. If you requested a paper copy of the proxy materials, you may authorize the voting of your shares by following the instructions on the proxy card, in addition to the other methods of voting described in this proxy statement.

Why are you holding a virtual Annual Meeting?

Our Annual Meeting will be held in a virtual meeting format only. We have designed our virtual format to enhance stockholder access, participation and communication. For example, the virtual format allows stockholders to communicate with us in advance of, and during, the Annual Meeting so they can submit questions to our Board or management, as time permits.

How do I access the virtual Annual Meeting?

The live audio webcast of the Annual Meeting will begin promptly at 10:00 a.m. Eastern Time. Online access to the audio webcast will open 15 minutes prior to the start of the Annual Meeting to allow time for you to log in and test your device’s audio system. You should ensure you have a strong Internet connection wherever you intend to participate in the Annual Meeting. You should also allow plenty of time to log in and ensure that you can hear streaming audio prior to the start of the Annual Meeting.

To be admitted to the virtual Annual Meeting, you will need to log in at www.virtualshareholdermeeting.com/ENVB2026 using the 16-digit control number found on the Internet Availability Notice or the proxy card previously mailed or made available to stockholders entitled to vote at the Annual Meeting. Because the Annual Meeting will be a completely virtual meeting, there will be no physical location for stockholders to attend.

4

What happens if there are technical difficulties during the Annual Meeting?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Annual Meeting, voting at the Annual Meeting or submitting questions at the Annual Meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting login page.

How do I vote and will my shares be voted if I do not vote?

If you are a stockholder of record, there are four ways to vote:

(1)	By Internet at www.proxyvote.com 24 hours a day, seven days a week, until 11:59 p.m., Eastern Time on [●], 2026 (have your 16-digit stockholder control number, which can be found on your proxy card, in hand when you access the website);

(2)	By toll-free telephone at 1-800-690-6903, until 11:59 p.m., Eastern Time on [●], 2026 (have your 16-digit stockholder control number, which can be found on your proxy card, in hand when you call);

(3)	By completing, signing, dating and mailing your proxy card in the postage-paid envelope we have provided or returning it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717; or

(4)	Online during the Annual Meeting at www.virtualshareholdermeeting.com/ENVB2026. You will need your 16-digit stockholder control number, which can be found on your proxy card, in hand when you vote online during the Annual Meeting.

Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. By completing and submitting a proxy, you will direct the designated persons (known as “proxies”) to vote your stock at the Annual Meeting in accordance with your instructions. The Board has appointed Joseph Tucker, Ph.D., our Chief Executive Officer, and Kevin Coveney, our Chief Financial Officer, to serve as the proxies for the Annual Meeting. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via the Internet or telephone. You may specify whether your shares should be voted FOR or WITHHOLD for each nominee for director for the Election of Directors, and whether your shares should be voted FOR, AGAINST or ABSTAIN with respect to the Say-on-Pay Proposal, Reverse Stock Split Proposal, Authorized Common Stock Increase Proposal, Auditor Ratification Proposal, and the Adjournment Proposal.

In order to be counted, proxies submitted by telephone or Internet must be received by 11:59 p.m., Eastern Time on [●], 2026. Proxies submitted by U.S. mail must be received before the start of the Annual Meeting.

Your proxy will be voted according to your instructions. If you are a stockholder of record and do not vote via the Internet or telephone or by returning a signed proxy card, your shares will not be voted unless you virtually attend the Annual Meeting and vote your shares online. If you vote via the Internet or telephone and do not specify contrary voting instructions, your shares will be voted in accordance with the recommendations of our Board on all matters, and in the discretion of proxy holders as to any other matters that may properly come before the meeting or any adjournment, continuation or postponement thereof. Similarly, if you sign and submit your proxy card with no instructions, your shares will be voted in accordance with the recommendations of our Board on all matters, and in the discretion of proxy holders as to any other matters that may properly come before the meeting or any adjournment, continuation or postponement thereof. We know of no other business to be considered at the Annual Meeting.

If your shares are registered in the name of a broker, bank or other nominee (typically referred to as being held in “street name”), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers.

5

In the event you do not provide instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares has the authority to vote your unvoted shares only on Proposal 3 (Reverse Stock Split Proposal), Proposal 4 (Authorized Stock Increase Proposal), Proposal 5 (Auditor Ratification Proposal), and Proposal 6 (Adjournment Proposal) without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the Annual Meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority. Under the rules that govern brokers who are voting with respect to shares that are held in street name, the bank, broker or other nominee that holds your shares has the discretion to vote such shares on “routine” matters, but not on “non-routine” matters. The Reverse Stock Split Proposal, the Authorized Stock Increase Proposal, the Auditor Ratification Proposal, and the Adjournment Proposal are considered “routine” matters. Accordingly, the bank, broker or other nominee that holds your shares may vote your shares without receiving instructions from you on Proposal 3 (Reverse Stock Split Proposal), Proposal 4 (Authorized Stock Increase Proposal), Proposal 5 (Auditor Ratification Proposal), and Proposal 6 (Adjournment Proposal). Proposal 1 (Election of Directors) and Proposal 2 (Say-on-Pay Proposal) are not considered routine matters. Accordingly, your bank, broker or other nominee does not have the ability to vote your uninstructed shares in Proposal 1 (Election of Directors) and Proposal 2 (Say-on-Pay Proposal). Therefore, if you hold your shares in street name, it is critical that you cast your vote if you want your vote to be counted for Proposals 1 and 2 of this proxy statement. A failure to instruct the bank, broker or other nominee that holds your shares on how to vote your shares will not necessarily count as a vote against either of these proposals.

Who counts the votes?

All votes will be tabulated by the inspector of election appointed for the Annual Meeting. Each proposal will be tabulated separately. A representative of The Carideo Group, Inc. will act as inspector of election.

How does the Board recommend I vote on the proposals?

The Board recommends you vote:

●	FOR all six director nominees in the Election of Directors;

●	FOR the Say-on-Pay Proposal;

●	FOR the Reverse Stock Split Proposal;

●	FOR the Authorized Stock Increase Proposal;

●	FOR the Auditor Ratification Proposal; and

●	FOR the Adjournment Proposal.

If any other matter is presented at the Annual Meeting, your proxy provides that your shares will be voted by one or both of the proxy holders listed in the proxy in accordance with their best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this proxy statement.

May I change or revoke my proxy?

If you give us your proxy, you may change or revoke it at any time before the Annual Meeting. You may change or revoke your proxy in any one of the following ways:

●	if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;

6

●	by re-voting by Internet or by telephone as instructed above;

●	by notifying the Company’s Corporate Secretary in writing before the Annual Meeting that you have revoked your proxy; or

●	by attending the Annual Meeting and voting virtually. Attending the Annual Meeting virtually will not in and of itself revoke a previously submitted proxy. You must specifically request at the Annual Meeting that it be revoked.

Your most current vote, whether by telephone, Internet or proxy card, is the vote that will be counted.

What if I receive more than one notice or proxy card?

You may receive more than one Internet Availability Notice or proxy card if you hold shares of Common Stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How do I vote and will my shares be voted if I do not vote?” for each account to ensure that all of your shares are voted.

What is a “quorum” and what constitutes a quorum for the Annual Meeting?

A quorum is the minimum number of shares required to be present or represented by proxy at the Annual Meeting to properly hold a meeting of stockholders and conduct business under our Amended and Restated Bylaws, as amended (the “Bylaws”), and Delaware law. The presence, in person (which would include presence at a virtual meeting) or represented by proxy, of a one-third of the voting power of the stock issued, outstanding and entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting. Abstentions will be counted as shares present and entitled to vote for the purposes of determining a quorum for the Annual Meeting, whereas broker non-votes will not be counted towards quorum.

What vote is required to approve each proposal and how are votes counted?

The following table sets forth the voting requirement with respect to each of the proposals:

Proposal 1: Election of Directors	The nominees for director who receive the most votes (also known as a “plurality” of the votes cast) will be elected. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one of the six nominees. Votes that are withheld will not be included in the vote tally for the election of the directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of the directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 2: Say on Pay Proposal	The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote for this proposal is required to approve, on an advisory basis, the compensation of our named executive officers, as described in this proxy statement. Abstentions will be treated as votes against this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote. Although the advisory vote is non-binding, the Compensation Committee and our Board will review the voting results and take them into consideration when making future decisions regarding executive compensation.

7

Proposal 3: Reverse Stock Split Proposal	Under our Bylaws, any proposal other than an election of directors is decided by a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter, except as otherwise provided by law or the Charter. Under Section 242 of the Delaware General Corporation Law, a reverse stock split may be approved by the affirmative vote of a majority of the votes cast by stockholders present in person or by proxy and entitled to vote on a subject matter. Accordingly, to be approved by stockholders, this proposal must receive the affirmative vote of the majority of the votes cast by the holders of our Common Stock present virtually or represented by proxy at the Annual Meeting and entitled to vote. Abstentions will have no effect on this proposal since they are not considered as votes cast on a matter under Delaware law. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote.

Proposal 4: Authorized Stock Increase Proposal	Under our Bylaws, any proposal other than an election of directors is decided by a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter, except as otherwise provided by law or our Charter. Under Section 242 of the Delaware General Corporate Law (“DGCL”), an increase in authorized shares of capital stock may be approved by the affirmative vote of a majority of the votes cast by stockholders present in person or by proxy and entitled to vote on a subject matter. Accordingly, to be approved by stockholders, this proposal must receive the affirmative FOR vote of the majority of the votes cast by the holders of our Common Stock present virtually or represented by proxy at the Annual Meeting and entitled to vote.

Proposal 5: Auditor Ratification Proposal	The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote for this proposal is required to ratify the appointment of our independent registered public accounting firm. Abstentions will be treated as votes against this proposal. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to appoint our independent registered public accounting firm. However, if our stockholders do not ratify the appointment of CBIZ as our independent registered public accounting firm for the fiscal year ending December 31, 2026, the Audit Committee of our Board will reconsider its appointment.

Proposal 6: Adjournment Proposal	The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote for this proposal is required to approve the adjournment proposal. Abstentions will be treated as votes against this proposal. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote.

Is voting confidential?

We will keep all the proxies, ballots and voting tabulations private. We only let our inspector of election, representatives of The Carideo Group, Inc., examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make on the proxy card or that you otherwise provide.

8

Where can I find the voting results of the Annual Meeting?

The preliminary voting results will be announced at the Annual Meeting, and we will publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the Annual Meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

No. None of the stockholders has any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

What are the solicitation expenses and who pays the cost of this proxy solicitation?

Our Board is asking for your proxy and we will pay all of the costs of asking for stockholder proxies. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of Common Stock and collecting voting instructions. We may use officers and employees of the Company to ask for proxies, as described below.

Is this proxy statement the only way that proxies are being solicited?

No. In addition to the solicitation of proxies, we have engaged Kingsdale Advisors, the proxy solicitation firm hired by the Company, at an approximate cost of $14,500, plus reimbursement of expenses, to solicit proxies on behalf of our Board. Kingsdale Advisors may solicit the return of proxies, either by mail, telephone, telecopy, e-mail or through personal contact. The fees of Kingsdale Advisors as well as the reimbursement of expenses of Kingsdale Advisors will be borne by us. Our officers and employees may also solicit the return of proxies, either by mail, telephone, telecopy, e-mail or through personal contact. These officers and employees will not receive additional compensation for their efforts but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees and fiduciaries, in connection with shares of the Common Stock registered in their names, will be requested to forward solicitation material to the beneficial owners of shares of Common Stock.

Are there any other matters to be acted upon at the Annual Meeting?

Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Internet Availability Notice and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Annual Meeting, it is the intention of the persons named in the form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

Who do I call if I have questions?

If you have any questions, need additional material, or need assistance in voting your shares, please feel free to contact the firm assisting us in the solicitation of proxies, Kingsdale Advisors. Brokers, banks and other nominees may call 646-741-3433. Stockholders may call toll free at 1-866-581-1570. Or you may contact Kingsdale Advisors by email at contactus@kingsdaleadvisors.com.

Attending the Annual Meeting

The Annual Meeting will be held at 10:00 a.m., Eastern Time on [●], [●], 2026. Our Annual Meeting will be held in a virtual meeting format only.

9

To attend the virtual Annual Meeting, go to www.virtualshareholdermeeting.com/ENVB2026 shortly before the meeting time, and follow the instructions for accessing the webcast. If you miss the Annual Meeting, you can view a replay of the webcast at the same location for at least six months after the meeting. You need not attend the Annual Meeting in order to vote.

Householding of Annual Disclosure Documents

SEC rules concerning the delivery of annual disclosure documents allow us or your broker to send a single Internet Availability Notice or, if applicable, a single set of our proxy materials to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to our Internet Availability Notice, annual reports, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be subject to “householding” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If your household received a single Internet Availability Notice or, if applicable, a single set of proxy materials this year, but you would prefer to receive your own copy, please contact Broadridge Financial Solutions, Inc., either by calling (866) 540-7095, or by writing to Broadridge Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

If you do not wish to participate in householding and would like to receive your own Internet Availability Notice or, if applicable, set of our proxy materials in future years, follow the instructions described below. Conversely, if you share an address with another stockholder and together both of you would like to receive only a single Internet Availability Notice or, if applicable, set of proxy materials, follow these instructions:

●	If your shares are registered in your own name, please contact Broadridge Financial Solutions, Inc., and inform them of your request either by calling (866) 540-7095, or by writing to Broadridge Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

●	If a broker or other nominee holds your shares, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

10

PROPOSAL 1:
ELECTION OF DIRECTORS

Nominees for Election

On March 2, 2026, our Board, upon the recommendation of the Nominating and Governance Committee of the Board, nominated the following six individuals for election at the Annual Meeting (collectively, the “Company Nominees”):

Name	Age	Position
Michael Webb	67	Chair of the Board
George Kegler	70	Director
Frank Pasqualone	70	Director
Marcus Schabacker, M.D., Ph.D.	62	Director
Joseph Tucker, Ph.D.	57	Chief Executive Officer and Director
Sheila DeWitt, Ph.D.	65	Director

The authorized number of directors may be changed from time to time by resolution of the Board. The size of our Board is currently established at six directors.

If elected, respectively, these Company Nominees will serve on our Board until our 2027 Annual Meeting of Stockholders or until their successors are duly elected and qualified or until their earlier death, resignation or removal. Our Board believes that all of the Company Nominees possess personal and professional integrity, good judgment, a high level of ability and business acumen.

If a quorum is present, the Company Nominees will be elected by a plurality of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. Abstentions and broker non-votes have no effect on the vote. The six Company Nominees receiving the highest number of affirmative votes will be elected directors of the Company. Shares of voting stock represented by executed proxies will be voted, if authority to do so is not withheld, FOR the election of the six Company Nominees named above. Should any Company Nominee become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election, in his or her stead, of any other person the Board may nominate or designate. Each Company Nominee has agreed to serve, if elected, and the Board has no reason to believe that any Company Nominee will be unable to serve as a director.

The biographies of the Company Nominees are as follows:

Michael Webb has served as a non-employee director of the Company since June 13, 2022 and has served as Chairman of the Board since November 2022. Mr. Webb is the President and Chief Executive Officer of Epion Therapeutics, Inc. and a member of its board of directors, positions he has held since 2017. He has served as a director at Videokawa since 2018, and at DeuteRx, LLC since 2012. He has been a founder and Chief Executive Officer of biotechnology companies, taking them from seed round funding through venture financing and Nasdaq IPO. Mr. Webb began his career in Booz, Allen & Hamilton’s Chicago office, specializing in healthcare and life sciences and subsequently at CIBA-Geigy (now Novartis) where he was last a Senior Vice President. Mr. Webb holds bachelor’s degrees in Biochemistry and Economics from the University of Kansas, summa cum laude, and an MA in International Relations from Sussex University in the UK. In addition, he holds an MBA degree from Kellogg School of Management with a concentration in healthcare management. He is a past Chairman of the Massachusetts Biotechnology Council. Mr. Webb’s relevant industry experience qualifies him to be a director of the Company.

George Kegler has served as a non-employee director of the Company since December 30, 2020. Mr. Kegler was employed by Mallinckrodt Pharmaceuticals from January 2013 to June 2019, serving as the Executive Vice President and Chief Financial Officer, Interim from December 2018 to May 2019, where he had responsibility for the global finance function and was a member of the executive committee, Vice President Finance from November 2016 to November 2018, President Specialty Generics (Interim) and Vice President Finance from July 2016 to October 2016, and Vice President, Finance from January 2013 to June 2016. He has served in various consulting roles since June 2019, which ended in March 2020. Mr. Kegler has 40 years of experience in financial planning and analysis, corporate finance, controllership and business development. Previously Mr. Kegler served as the Vice President of Commercial Finance for various businesses within Mallinckrodt and was also interim President of the company’s specialty generics business. Prior to joining Mallinckrodt, he was the Chief Financial Officer for Convatec, a private equity-owned company that was purchased from Bristol-Myers Squibb. He worked in various finance roles within Bristol-Myers Squibb including commercial, international, technical operations, research & development as well as the assistant controller of internal controls. Mr. Kegler holds a bachelor’s degree in accounting from the University of Missouri, an MBA from Saint Louis University and completed the Certified Public Accountant exam in Missouri. Mr. Kegler’s experience as an officer at several companies and extensive knowledge of corporate finance qualify him to be a director of the Company.

11

Frank Pasqualone has served as a non-employee director of the Company since July 13, 2022. Mr. Pasqualone has served as Senior Vice President, Chief Business Officer of Theravance Biopharma, Inc. since November 2020 and joined Theravance Biopharma as Senior Vice President, Operations in June 2014 in connection with its spin-off from Innoviva. Mr. Pasqualone held the position of Senior Vice President, Operations at Innoviva since January 2014. From 2010 to 2012, he served as President of Intercontinental Region: Latin America, Middle East and Africa and also as President of Southern Europe from 2009 to 2010, at Bristol-Myers Squibb (BMS). Over a 25-year period with BMS, Mr. Pasqualone held senior management positions in the U.S. and globally. In the U.S., he was responsible for the Oncology/Virology business and led the marketing group in the Diabetes business. After leaving Bristol-Myers Squibb and prior to joining Theravance, Mr. Pasqualone was self-employed as a part-time consultant. Since October 2018, Mr. Pasqualone has served as a member of the board of trustees at Saint Francis University. Mr. Pasqualone holds an MBA from University of Dayton and a BS in Marketing from Bowling Green State University in Ohio. Mr. Pasqualone’s relevant industry experience as an officer at several companies qualifies him to be a director of the Company.

Marcus Schabacker, M.D., Ph.D. has served as a non-employee director of the Company since December 30, 2020. Since January 2018, Dr. Schabacker has served as President and Chief Executive Officer of the ECRI Institute, a non-profit organization with 500 employees and an operating budget of $80 million focusing on advancing evidenced-based, effective healthcare globally. Prior to joining ECRI, Dr. Schabacker worked at Baxter Healthcare Corporation, serving as Corporate Vice President and Chief Scientific Officer from July 2015 to May 2017, chairman of the executive quality council from March 2014 to May 2017, Chief Scientific Officer, Medical Products from July 2014 to July 2015, and Vice President, R&D, Medical Products from March 2011 to July 2014. During his clinical years, and his time as an industry thought leader, Dr. Schabacker was focused on patient safety and enhancing patient care. For over a decade Dr. Schabacker has served on numerous boards of small and midsize companies and organizations, providing management with guidance and expertise to strategically accelerate growth and to build successful and sustainable high performing management teams. Dr. Schabacker’s medical background and relevant research and development experience qualify him to be a director of the Company.

Joseph Tucker, Ph.D. has served as our Chief Executive Officer and Director since September 16, 2021. Prior to joining the Company, Dr. Tucker was the Chief Executive Officer, President and Director of MagicMed Industries Inc., from its founding in May 2020 until its acquisition by the Company in September 2021. Dr. Tucker was the Executive Chairman of Willow Biosciences Inc., a TSX-listed public company, from April 2019 to March 2020. From March 2014 until April 2019, Dr. Tucker was the Chief Executive Officer, President and Director of Epimeron Inc., which amalgamated with BioCan Technologies Inc. in April 2019 to become Willow Biosciences, Inc. Between 2007 and 2014, Dr. Tucker held President, Chief Executive Officer, and Chief Financial Officer roles in several other private biotechnology companies including VirTech Bio, Inc., Taiga Bioactives Inc., SolAeroMed, Inc., and Pharmavation, Inc. From January 2001 until January 2007, Dr. Tucker was Chief Executive Officer, President and Director of Stem Cell Therapeutics, a TSX-listed public biotechnology company. Prior to leading biotechnology companies, Dr. Tucker was a healthcare analyst with two investment banks and also served in a technology commercialization capacity for a university technology transfer office. Dr. Tucker received his Ph.D. in Biochemistry and Molecular Biology from the University of Calgary. Dr. Tucker’s relevant industry experience qualifies him to be a director of the Company.

12

Sheila DeWitt, Ph.D. was nominated to serve as a non-employee director of the Company by the Board on March 27, 2024. Since December of 2012, Dr. DeWitt has served as the President, Chief Executive Officer, and the Chair of the Board of Directors of DeuteRx, LLC. She has also served as a Director at Neuromity Therapeutics, Inc. from November 2021 to December 2023, and at RIFFIT, Inc. from March 2019 to November 2022. She also served as the President, Chief Executive Officer, and Chair of the Board of Directors at Deuteria Pharmaceuticals, Inc. from December 2010 to December 2012. Dr. DeWitt is a life sciences executive and serial entrepreneur with more than 35 years of experience in pharmaceutical and biotechnology companies including leading the start-up or turnaround of biotechnology companies or business units, orchestrating M&A transactions, and managing global R&D organizations. She earned her B.A. in Chemistry from Cornell University in 1982 and Ph.D. in Synthetic Organic Chemistry from Duke University in 1986. She has authored more than 60 publications and posters, contributed to more than 110 oral presentations, created and delivered more than 20 short courses, and is the inventor on 33 patent families including more than 60 issued patents. She has received numerous honors including American Chemical Society (ACS) Hathryn C. Hatch Award for Entrepreneurial Success (2025), ACS Gertrude Elion Medicinal Chemistry Award (2025), ACS Medicinal Chemistry Hall of Fame (2025), Famous Organic Chemists by ACS Organic Division (2019), “Women to Watch” by Mass High Tech (2013), “Buzz of BIO” Pipelines of Promise for Deuteria Pharmaceuticals, Inc. (2012), “The Perfect Pitch” at BioPharma America (2011), “Pioneer in Laboratory Robotics” from International Symposium on Lab Automation and Robotics (ISLAR, 1995)), and the Michigan Leading Edge Technologies Award (1993). Dr. DeWitt’s relevant industry experience qualifies her to be a director of the Company.

Dr. DeWitt has provided research and development services as an advisory consultant to the Company since May 2022. These services are provided as needed on an hourly basis. For more information, see “Related Person Transactions and Section 16(a) Beneficial Ownership Reporting Compliance” on page 32 of this proxy statement.

Family Relationships

There are no family relationships between any of our executive officers or directors.

Vote Required

A plurality of the shares voted for each Company Nominee at the Annual Meeting is required to elect each nominee as a director.

Board Recommendation

OUR BOARD RECOMMENDS A VOTE FOR EACH OF MICHAEL WEBB, GEORGE KEGLER, FRANK PASQUALONE, MARCUS SCHABACKER, M.D., PH.D., JOSEPH TUCKER, PH.D., AND SHEILA DEWITT, PH.D. IN THE ELECTION OF DIRECTORS.

13

CORPORATE GOVERNANCE

Composition of the Board of Directors

Our Charter and Bylaws provide that our Board will consist of such number of directors as determined from time to time by resolution adopted by our Board. The size of our Board is currently fixed at six directors. Subject to any rights applicable to any then-outstanding shares of preferred stock, any vacancies or newly created directorships resulting from an increase in the authorized number of directors may be filled by a majority of the directors then in office. Stockholders vote to elect directors with a term expiring each year at our annual meeting.

Director Nomination Process

Director Qualifications

In evaluating director nominees, the Nominating and Governance Committee of the Board considers the appropriate size of the Board, as well as the qualities and skills of individual candidates, which include the following:

●	A history illustrating personal and professional integrity and ethics;

●	Presence of conflicts of interest, if any;

●	Independence standards set forth under Nasdaq and SEC rules;

●	Contribution to the Board over the past year for an existing member;

●	Relevant professional experience and educational background;

●	Successful business management experience;

●	Public company experience, as officer or board member; and

●	Voting policies of major institutional players such as ISS, Glass Lewis.

The Board believes that it is necessary for each of our directors to possess many qualities and skills. When searching for new candidates, the Nominating and Governance Committee considers the evolving needs of the Board and searches for candidates that fill any current or anticipated future gap. The Board also believes that all directors must possess a considerable amount of business management experience (such as experience as a chief executive or chief financial officer) and possess appropriate educational background. The Nominating and Governance Committee first considers a candidate’s management experience and then considers issues of judgment, background, stature, conflicts of interest, integrity, ethics and commitment to the goal of maximizing stockholder value when considering director candidates. The Nominating and Governance Committee also focuses on issues of diversity, such as diversity of gender, race and national origin, education, professional experience and differences in viewpoints and skills. The Nominating and Governance Committee does not have a formal policy with respect to diversity; however, the Board and the Nominating and Governance Committee believe that it is essential that directors represent diverse viewpoints. Our Board believes that each director should have a basic understanding of the principal operational and financial objectives and plans and strategies of the Company, our results of operations and financial condition and relative standing in relation to our competitors. We take into consideration the overall composition and diversity of the Board and areas of expertise that director nominees may be able to offer, including business experience, knowledge, abilities and customer relationships. Generally, we will strive to assemble a board that brings to us a variety of perspectives and skills derived from business and professional experience as we may deem are in our and our stockholders’ best interests. In doing so, we will also consider candidates with appropriate non-business backgrounds. With respect to the nomination of continuing directors for re-election, the individual’s contributions to the Board are also considered.

Other than the foregoing factors that are considered in selecting director candidates, there are no stated minimum qualifications for director nominees, although the Nominating and Governance Committee may also consider such other factors as it may deem are in the best interests of the Company and our stockholders. The Nominating and Governance Committee does believe it appropriate for at least one, and preferably several, members of the Board to meet the criteria for an “audit committee financial expert” as defined by the rules of the SEC, and that a majority of the members of the Board meet the definition of an “independent director” under the listing standards of Nasdaq.

14

Identification and Evaluation of Nominees for Directors

The Nominating and Governance Committee identifies nominees for director by first evaluating the current members of the Board willing to continue their service on the Board. Current members with qualifications and skills that are consistent with the Nominating and Governance Committee’s criteria for service on the Board and who are willing to continue their service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining new perspectives. If any member of the Board does not wish to continue his or her service or if the Board decides not to re-nominate a member for re-election, the Nominating and Governance Committee identifies the desired skills and experience of a new nominee in light of the criteria above. The Nominating and Governance Committee generally polls the Board and members of management for their recommendations regarding potential new nominees. The Nominating and Governance Committee may also review the composition and qualification of the boards of directors of our competitors, and may seek input from our stockholders, industry experts or analysts. The Nominating and Governance Committee reviews the qualifications, experience and background of the candidates.

Final candidates are interviewed by some or all of our independent directors and our Chief Executive Officer. In making its determinations, the Nominating and Governance Committee evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best attain success for the Company and represent stockholder interests through the exercise of sound judgment. After review and deliberation of all feedback and data, the Nominating and Governance Committee makes its recommendation to the Board. Historically, the Nominating and Governance Committee has not relied on third-party search firms to identify board candidates. The Nominating and Governance Committee may in the future choose to do so in those situations where particular qualifications are required or where existing contacts are not sufficient to identify and acquire an appropriate candidate.

The Nominating and Governance Committee does not have a formal policy regarding consideration of director candidate recommendations from our stockholders. Any recommendations received from stockholders have been and will continue to be evaluated in the same manner as potential nominees suggested by members of the Board or management.

If a stockholder wishes to propose a candidate for consideration as a nominee for election to our Board, it must follow the procedures described in our Bylaws and in “Stockholder Proposals and Nominations for Director” on page 48 of this proxy statement. Any such recommendation should be made in writing to the Nominating and Governance Committee, care of our Corporate Secretary at our corporate headquarters and should be accompanied by the following information concerning each recommending stockholder and the beneficial owner, if any, on whose behalf the nomination is made: (i) the stockholder’s name and contact information; (ii) the class and number of shares beneficially owned by the stockholder; (iii) a statement that the stockholder is proposing a candidate for consideration as a director nominee to the Nominating and Governance Committee of the Board; (iv) the name, age, business address and residence address of the candidate and confirmation that the candidate is willing to be considered and serve as a director of the Company if elected; (v) a description of all arrangements and understandings and the relationship between the stockholder making the recommendation and the candidate being recommended and between the candidate and any customer, supplier, or competitor of the Company; (vi) the principal occupation and educational background of the candidate; (vii) a statement of the value that the candidate would add to the Board, including addressing the factors that the Board normally considers in assessing board candidates as stated above; and (viii) at least three character references with complete contact information. In order to give the Nominating and Governance Committee sufficient time to evaluate a recommended candidate, any such recommendation should be received by our Corporate Secretary at our corporate headquarters not later than the 45th calendar day nor earlier than the 75th calendar day before the one year anniversary of the date our proxy statement was mailed to stockholders in connection with the previous year’s annual meeting of stockholders.

15

Board Leadership Structure

Currently, the positions of Chair of the Board and Chief Executive Officer of the Company are held by separate persons. The Board does not have a policy as to whether the roles of Chair of the Board and Chief Executive Officer should be separate or combined; however, in the event that they are combined, the independent directors may appoint an independent director to serve in a lead capacity in specific circumstances. The lead independent director would then coordinate the activities of the other non-management directors and perform such other duties and responsibilities as the Board may determine. Our Board currently believes the division of responsibility between separate individuals serving as Chair and Chief Executive Officer, respectively, is an effective approach for addressing the risks we face and increasing management accountability and improving the ability of the Board to monitor whether management’s actions are in the best interests of the Company and its stockholders. This approach is subject to the evolving needs of the Company, as the goal of the Board is to ensure the best possible management structure for the Company at any given time.

Director Independence

We are currently listed on Nasdaq and therefore rely on the definition of independence set forth in the Nasdaq Listing Rules (“Nasdaq Rules”). Under the Nasdaq Rules, a director will only qualify as an “independent director” if, in the opinion of our Board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Based upon information requested from and provided by each director concerning his background, employment, and affiliations, including family relationships, the Board has determined that except for Dr. Joseph Tucker, who serves as the Chief Executive Officer of the Company, and Dr. Sheila DeWitt, who acts as an advisory consultant to the Company, Mr. Webb, Mr. Kegler, Mr. Pasqualone, and Dr. Schabacker have no relationships with us that would interfere with the exercise of independent judgment and are “independent directors” as that term is defined in the Nasdaq Rules.

Board Meeting Attendance

During the year ended December 31, 2025, our Board held 9 meetings and acted by unanimous written consent on 5 occasions, and the various committees of our Board held 6 meetings collectively. Each director attended at least 89% of the total number of meetings of our Board and of committees of our Board on which he or she served during the year ended December 31, 2025. We expect our directors to attend board meetings, meetings of any committees and subcommittees on which they serve and each annual meeting of stockholders.

Director Attendance at the Annual Meeting

Although we do not have a formal policy regarding attendance by members of the Board at the Annual Meeting, we encourage all of our directors to attend. All of our directors attended our annual meeting of stockholders held in 2025.

Committees of the Board of Directors

The Board delegates various responsibilities and authority to different board committees. Committees regularly report on their activities and actions to the full board. Currently, the Board has established an Audit Committee, a Compensation Committee, a Nominating and Governance Committee, and a Science and Technology Committee. Committee assignments are re-evaluated annually. Each of these standing committees operates under a charter that has been approved by our Board. The current charter of each of the Audit Committee, Compensation Committee, and Nominating and Governance Committee is available on our website at www.enveric.com in the “Corporate Governance” section under “Investors” and “Corporate Governance”.

The following table sets forth the membership of each of the Board committees listed above.

Name	Audit Committee	Compensation Committee	Nominating and Governance Committee
George Kegler	Chair	X	X
Frank Pasqualone	X	Chair	Chair
Michael Webb	X	X	-
Marcus Schabacker, M.D., Ph.D.	-	-	X

16

Our Science and Technology Committee, meant to oversee ongoing updates to R&D operations, is comprised of Marcus Schabacker (Chair), Michael Webb, and Sheila DeWitt.

Audit Committee

The members of our Audit Committee currently are George Kegler (Chair), Frank Pasqualone, and Michael Webb. Our Board has determined that all members of the Audit Committee (i) are independent directors (as currently defined in Rule 5605(a)(2) of the Nasdaq Rules); (ii) meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (iii) have not participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years; and (iv) are able to read and understand fundamental financial statements. Our Board has also reviewed the education, experience, and other qualifications of each member of the Audit Committee. Based upon that review, our Board has determined that Mr. Kegler qualifies as an “audit committee financial expert” as defined in Item 407 of Regulation S-K.

The Audit Committee is governed by a written charter approved by the Board and provides assistance to the Board in fulfilling the Board’s responsibility to the Company’s stockholders relating to the Company’s accounting and financial reporting practices and system of internal control, the audit process, the quality and integrity of the Company’s financial reporting, and the Company’s process for monitoring compliance with laws and regulations and its code of conduct and ethics. The functions of the Audit Committee include, among other things:

●	Approving and retaining the independent auditors to conduct the annual audit of our financial statements;

●	Reviewing the proposed scope and results of the audit;

●	Reviewing and pre-approving audit and non-audit fees and services;

●	Reviewing accounting and financial controls with the independent auditors and our financial and accounting staff;

●	Reviewing and approving transactions between us and our directors, officers and affiliates;

●	Recognizing and preventing prohibited non-audit services;

●	Establishing procedures for complaints received by us regarding accounting matters;

●	Overseeing internal audit functions, if any; and

●	Preparing the report of the Audit Committee that the rules of the SEC require to be included in our annual meeting proxy statement.

The Audit Committee is also responsible for overseeing the Company’s cybersecurity prevention efforts and incident response processes. Both our independent registered public accounting firm and internal financial personnel regularly meet privately with our Audit Committee and have unrestricted access to the Audit Committee.

The Audit Committee met four times during the year ended December 31, 2025.

Compensation Committee

The members of our Compensation Committee currently are Frank Pasqualone (Chair), George Kegler, and Michael Webb. Our Board has determined that Mr. Pasqualone, Mr. Kegler, and Mr. Webb are independent in accordance with Nasdaq Rules.

17

The Compensation Committee is governed by a written charter approved by the Board. Under its charter, the Compensation Committee may form, and delegate authority to, subcommittees, as appropriate. The Compensation Committee will annually review and approve corporate goals and objectives relevant to Chief Executive Officer compensation, evaluate the Chief Executive Officer’s performance in light of those goals and objectives, and recommend to the Board the Chief Executive Officer’s compensation levels based on this evaluation. The Compensation Committee will also annually review and make recommendations to the Board with respect to compensation of our non-employee directors and executive officers other than the Chief Executive Officer. The charter of the Compensation Committee also permits the Compensation Committee to engage outside consultants and to consult with our human resources department when appropriate to assist in carrying out its responsibilities. The Compensation Committee may also obtain advice and assistance from internal or external legal, accounting, or other advisers selected by the Compensation Committee. The functions of the Compensation Committee include, among other things:

●	Reviewing and recommending the compensation arrangements for management, including the compensation for our president and chief executive officer;

●	Establishing and reviewing general compensation policies with the objective to attract and retain superior talent, to reward individual performance and to achieve our financial goals;

●	Administering our stock incentive plans and recommending grants under the same to the Board; and

●	Preparing the report of the compensation committee that the rules of the SEC may require to be included in our annual meeting proxy statement.

The Compensation Committee met one time during the year ended December 31, 2025.

Nominating and Governance Committee

The members of our Nominating and Governance Committee currently are Frank Pasqualone (Chair), Marcus Schabacker, M.D., Ph.D. and George Kegler. The Board has determined that Mr. Pasqualone, Dr. Schabacker and Mr. Kegler are independent in accordance with Nasdaq Rules.

The Nominating and Governance Committee is governed by a written charter approved by the Board. The charter was last updated on March 2, 2026. The functions of the Nominating and Governance Committee include, among other things:

●	Evaluating the current composition, organization and governance of the board and its committees, and making recommendations for changes thereto;

●	In the event of a vacancy on the Board or any of its committees, identifying and recommending to the Board candidates to fill such vacancy;

●	Reviewing each director and nominee annually;

●	Reviewing proposals submitted by Company stockholders for inclusion in the Company’s proxy materials and recommend to the Board appropriate action;

●	Determining desired board member skills and attributes and conducting searches for prospective members accordingly;

●	Evaluating nominees, and making recommendations to the Board concerning the appointment of directors to board committees, the selection of board committee chairs, proposal of the slate of directors for election to the board, and the termination of membership of individual directors in accordance with the Board’s governance principles;

●	Oversee a Company orientation program for new directors and continuing education plan for current directors and periodically reviewing these programs and updating them as necessary;

18

●	Overseeing the process of succession planning for the Chief Executive Officer and, as warranted, other senior officers of the Company;

●	Developing, adopting and overseeing the implementation of Corporate Code of Conduct and Ethics and Whistleblower Policy; and

●	Administering the annual board performance evaluation process.

The Nominating and Governance Committee met one time during the year ended December 31, 2025.

The Board of Directors’ Role in Risk Oversight

The Board, as a whole and also at the committee level, has an active role in managing enterprise risk. The members of the Board participate in our risk oversight assessment by receiving regular reports from members of senior management on areas of material risk to us, including operational, financial, legal and regulatory, and strategic and reputational risks. The Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. The Audit Committee oversees management of financial risks and cybersecurity risks, as well as our policies with respect to risk assessment and risk management. The Nominating and Governance Committee manages risks associated with the independence of the Board and potential conflicts of interest. Members of the management team report directly to the Board or the appropriate committee. The directors then use this information to understand, identify, manage, and mitigate risk. Once a committee has considered the reports from management, the chair of that committee will report on the matter to the full Board at the next meeting of the Board, or sooner if deemed necessary. This enables the Board and its committees to effectively carry out its risk oversight role.

Communications with the Board of Directors

Any stockholder may send correspondence to the Board, c/o Enveric Biosciences, Inc., 245 First Street, Riverview II, 18th Floor, Cambridge, MA 02142. Our Corporate Secretary will review all correspondence addressed to the Board, or any individual director, and forward all such communications to the Board or the appropriate director prior to the next regularly scheduled meeting of the Board following the receipt of the communication, unless the Corporate Secretary decides the communication is more suitably directed to Company management and forwards the communication to Company management. Our Corporate Secretary will summarize all stockholder correspondence directed to the Board that is not forwarded to the Board and will make such correspondence available to the Board for its review at the request of any member of the Board.

Insider Trading Policy and Anti-Hedging and Anti-Pledging Policies

We have adopted an Insider Trading Policy that is reasonably designed to promote compliance with insider trading laws, rules and regulations and any applicable listing standards. The policy prohibits directors, officers and employees of the Company from purchasing or selling any Company security while in possession of material non-public information about the Company. The policy also prohibits the insiders from engaging in short sales of the Company’s securities, using the Company’s securities to secure a margin or other loan, engaging in transactions in publicly-traded options relating to the Company’s securities, pledging the Company’s securities as a collateral for a loan, or hedging of Company securities. We have posted a copy of the Insider Trading Policy on our website, as described below.

Clawback Policy

We have adopted a Clawback Policy which provides for the recovery of certain incentive compensation in the event of an accounting restatement. Under the Clawback Policy, if the Company’s financial results are restated, due to the Company’s material noncompliance with any financial reporting requirements under securities laws, the portion of any amounts of incentive compensation paid to the Company’s current and former executive officers based on erroneous data will be recouped from those current and former executive officers, as determined by our Compensation Committee. We have posted a copy of the Clawback Policy on our website, as described below.

19

Cyber Security Policies

We have adopted an Incident Disclosure Policy, Cyber Security Employee Policy, and Cyber Security Policy Roles and Framework for assessing, identifying, and managing material risk from cybersecurity threats. We have also engaged certain external parties, including consultants and computer security firms to enhance our cybersecurity oversight. The Audit Committee of the Board oversees the Chief Financial Officer who is primarily responsible for assessing and managing the Company’s cybersecurity risk.

Corporate Governance Documents Available Online

Our corporate governance documents, including the Audit Committee charter, Compensation Committee charter, Nominating and Governance Committee charter, Corporate Code of Conduct and Ethics and Whistleblower Policy, Insider Trading Policy and Clawback Policy are available free of charge on the “Investors” section of our website (www.enveric.com) under the tab “Corporate Governance”. Information contained on our website is not incorporated by reference in, or considered part of, this proxy statement. Stockholders may also request paper copies of these documents free of charge upon written request to the Corporate Secretary at Enveric Biosciences, Inc., 245 First Street, Riverview II, 18th Floor, Cambridge, MA 02142.

Director Term Limits

The Board does not currently have a term limit policy limiting the number of years a director may serve on the Board.

Executive Officers

The names of our executive officers, their ages, their positions with the Company, and other biographical information as of April [●], 2026, are set forth below. There are no family relationships among our directors and executive officers. We have employment agreements with our executive officers. All of our executive officers are at-will employees.

Name	Age	Position(s)
Joseph Tucker, Ph.D.	57	Chief Executive Officer and Director
Peter Facchini, Ph.D.	62	Chief Innovation Officer
Kevin Coveney	62	Chief Financial Officer

Joseph Tucker, Ph.D. For information regarding Dr. Tucker, see “Proposal 1: Election of Directors - Nominees for Election” above.

Peter Facchini, Ph.D., has served as our Chief Innovation Officer since joining the Company in September 2021. Dr. Facchini has been a Professor of Plant Biochemistry in the Department of Biological Sciences at the University of Calgary since 1995, during which he held the Canada Research Chair in Plant Metabolic Processes Biotechnology, was a 2019 Parex Resources Innovation Fellow, received the 2021 Faculty of Science Innovation Excellence Award, and was a finalist for the 2022 Alberta Science, Technology and Leadership (ASTech) award. Prior to joining the Company, Dr. Facchini co-founded and was the Chief Scientific Officer of Epimeron Inc., Willow Biosciences Inc. and MagicMed Industries Inc. Dr. Facchini has published over 175 peer-reviewed scientific papers and co-invented innovations covered by more than 50 patents. Dr. Facchini is an international leader in the fields of natural product metabolic biochemistry and biotechnology.

Kevin Coveney has served as our Chief Financial Officer since March 13, 2023. Mr. Coveney brings to the Company over 30 years of experience in biotechnology finance and accounting. Mr. Coveney is the founder of Coveney Capital Advisors and has provided fractional CFO and consulting services to Progressive Therapeutics, Inc. from September 2022 to March 2023 and Power of Patients, LLC, from October 2022 to March 2023, respectively. Mr. Coveney previously held the position of chief financial officer at Memgen, Inc. from November 2021 to June 2022 and at Q-State Biosciences, Inc. from April 2020 to April 2021. Prior to his chief financial officer position, Mr. Coveney served as Senior Vice President of Finance, HR & IT of Vedanta Biosciences, Inc. from November 2018 to February 2020. He held various senior positions at Berg Health LLC from September 2015 to November 2018. Mr. Coveney was an Audit Partner at Braver PC (now CBIZ) from July 2007 through October 2012. Mr. Coveney holds a Bachelor of Science degree in Management with a Concentration in Accounting from the University of Massachusetts and served as a non-commissioned officer in the United States Coast Guard.

20

REPORT OF THE AUDIT COMMITTEE

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the year ended December 31, 2025.

The purpose of the Audit Committee is to assist the Company’s Board in its general oversight of the Company’s financial reporting, internal controls and audit functions. The Audit Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of the Company’s financial statements. In fulfilling its oversight responsibility of appointing and reviewing the services performed by the Company’s independent registered public accounting firm, the Audit Committee carefully reviews the policies and procedures for the engagement of the independent registered public accounting firm, including the scope of the audit, audit fees, auditor independence matters and the extent to which the independent registered public accounting firm may be retained to perform non-audit related services.

The Company maintains an auditor independence policy that prohibits its independent registered public accounting firm from performing non-financial consulting services, such as information technology consulting and internal audit services. This policy mandates that the Audit Committee approve the audit and non-audit services and related budget in advance, and that the Audit Committee be provided with quarterly reporting on actual spending. This policy also mandates that the Company may not enter into auditor engagements for non-audit services without the Audit Committee’s express approval. The Audit Committee charter describes in greater detail the full responsibilities of the Audit Committee and is available on the Company’s website at www.enveric.com. The Audit Committee is comprised solely of directors who satisfy the current independence standards promulgated by the SEC and by Nasdaq, as such standards apply specifically to members of audit committees.

The Audit Committee met on four occasions during the year ended December 31, 2025. The Audit Committee met privately in executive session with CBIZ, our registered public accounting firm, as part of each regular meeting and held private meetings with the Chief Financial Officer of the Company throughout the year.

The Audit Committee’s policy is to pre-approve all audit and non-audit related services, tax services and other services. Pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated the pre-approval authority to its chair when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval and the fees for the services performed to date.

In fulfilling its oversight responsibilities for the financial statements for the fiscal year ended December 31, 2025, among other things, the Audit Committee took the following actions:

●	Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2025 with management and CBIZ, our independent registered public accounting firm for the fiscal year ended December 31, 2025;

●	Discussed with CBIZ the matters required to be discussed in accordance with Audit Standard No. 1301 – Communications with Audit Committees; and

●	Received written disclosures and the letter from CBIZ regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding CBIZ communications with the Audit Committee and the Audit Committee further discussed with CBIZ their independence. The Audit Committee also considered the status of pending litigation, taxation matters, and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and CBIZ , the Audit Committee recommended to Company’s Board that the audited financial statements be included in Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for filing with the SEC.

Members of Enveric Biosciences, Inc.
Audit Committee

George Kegler (Chair)
Frank Pasqualone
Michael Webb

21

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Summary Compensation Table

The following table sets forth total compensation paid to the named executive officers for the years ended December 31, 2025 and 2024, comprised of (i) the individual who served as our Chief Executive Officer during the 2025 fiscal year, (ii) the two most highly compensated executive officers other than the Chief Executive Officer who were serving as an executive officer at the end of the 2025 fiscal year and whose compensation, as determined by Regulation S-K, Item 402, exceeded $100,000 and (iii) any individual who would otherwise be included in (ii) above but for the fact that such individual was not serving as an executive officer of ours at the end of the 2025 fiscal year. On October 28, 2025, the Company effected a 1-for-12 reverse stock split. All historical share and per share amounts reflected throughout this section have been adjusted to reflect this reverse stock split.

Name and Principal Position	Year	Salary	Bonus	Stock Awards(1)		Non-Equity Incentive Plan Compensation	All Other Compensation	Total
Joseph Tucker	2025	472,399	-	407,142	(2)	-	-	879,541
Chief Executive Officer	2024	458,640	-	152,893	(3)	-	-	611,533

Peter Facchini, Ph.D.(8)	2025	221,781	-	31,391	(4)	-	-	253,172
Chief Innovation Officer	2024	215,269	-	59,311	(5)	-	-	274,580

Kevin Coveney	2025	396,550	-	281,895	(6)	-	-	678,445
Chief Financial Officer	2024	385,000	-	93,002	(7)	-	-	478,002

(1)	Stock compensation consists of RSUs and RSAs. RSUs and RSAs may contain vesting conditions that include, without limitation, continued employment or engagement with the Company, achievement of defined stock price levels or achievement of defined performance milestones, termination of the employee without cause, resignation of the employee for good cause or change in control. Please also note there are no assurances that such vesting conditions will be met and accordingly there are no assurances that any unvested RSUs or RSAs will become vested prior to being forfeited on the expiration date defined in the relevant award agreements. Furthermore, RSUs require that the recipient’s employment with the Company be terminated, or that a change of control occur, as a prerequisite of conversion of vested restricted stock units into shares of Common Stock.

(2)	Dr. Tucker’s 2025 stock compensation consists of an aggregate of 68,534 RSUs, valued at $407,142, with such valuation being based on the Company’s closing price per share of $15.24 and $4.67 on the RSU grant dates.

(3)	Dr. Tucker’s 2024 stock compensation consists of an aggregate of 1,453 RSUs, valued at $152,893, with such valuation being based on the Company’s closing price per share of $153.00 and $75.60 on the RSU grant dates.

(4)	Dr. Facchini’s 2025 stock compensation consists of an aggregate of 2,059 RSUs, valued at $31,391, with such valuation being based on the Company’s closing price per share of $15.24 on the RSU grant date.

(5)	Dr. Facchini’s 2024 stock compensation consists of an aggregate of 500 RSUs, valued at $59,311, with such valuation being based on the Company’s closing price per share of $153.00 and $75.60 on the RSU grant dates.

(6)	Mr. Coveney’s 2025 stock compensation consists of an aggregate of 46,377 RSUs, valued at $281,895, with such valuation being based on the Company’s closing price per share of $15.24 and $4.67 on the RSU grant dates.

22

(7)	Mr. Coveney’s 2024 stock compensation consists of an aggregate of 888 RSUs, valued at $93,002, with such valuation being based on the Company’s closing price per share of $153.00 and $75.60 on the RSU grant date.

(8)	Salaries, bonus and non-equity incentive plan compensation that were originally paid or recorded in Canadian dollars were converted to U.S. dollars using the Bloomberg average exchange rate of C$1.00 to US$0.716 for the 12-month period ended December 31, 2025 and $1.00 to US$0.694 for the 12-month period ended December 31, 2024.

Narrative Disclosure to Summary Compensation Table

Tucker Employment Agreement

On May 24, 2021, Joseph Tucker, Ph.D. entered into an employment agreement (the “Tucker Employment Agreement”) with the Company pursuant to which he became the Company’s Chief Executive Officer, effective as of the September 16, 2021 closing date of the Company’s amalgamation (the “Tucker Effective Date”).

Pursuant to the Tucker Employment Agreement, Dr. Tucker was initially entitled to an annual base salary of $350,000 (“Tucker Base Salary”). Dr. Tucker also received, upon entering into the Tucker Employment Agreement, a one-time signing bonus of $100,000 and 7 RSUs, of which half are subject to time-based vesting and the other half are subject to market-based vesting. Pursuant to the Tucker Employment Agreement, upon entering into the agreement, Dr. Tucker also received an initial equity compensation grant of 83 RSUs, of which half are subject to time-based vesting and the other half are subject to market-based vesting. The RSUs are subject to the terms and conditions of the Company’s 2020 Long-Term Incentive Plan, as amended (the “Incentive Plan”) and will vest in quarters on each of the first four anniversaries of the Tucker Effective Date. The RSUs granted based on market performance were subsequently forfeited for failure to achieve milestones.

Effective as of March 1, 2022, our Board approved an increase in annual base salary from $350,000 to $364,000 for Dr. Tucker. Beginning in calendar year 2022, Dr. Tucker became eligible to receive annual performance bonuses of up to 75% of the Tucker Base Salary, as determined from time to time by the Board. Effective as of February 1, 2023, our Board approved an increase in annual base salary from $364,000 to $458,640 for Dr. Tucker.

The Tucker Employment Agreement will remain in effect until terminated by either party. Either party may terminate the Tucker Employment Agreement upon advance written notice of termination to the other party at least 30 days prior. In addition, the Tucker Employment Agreement is subject to early termination by him or the Company in accordance with the terms of the Tucker Employment Agreement.

Pursuant to the Tucker Employment Agreement, if Dr. Tucker’s employment is terminated by the Company without Cause (as defined therein) or by Dr. Tucker for Good Reason (as defined therein), then the Company must pay Dr. Tucker, in addition to any then-accrued and unpaid obligations owed to him, 12 months of the then-current Tucker Base Salary.

The Tucker Employment Agreement also contains covenants restricting Dr. Tucker from soliciting the Company’s employees or customers for a period of 12 months after the termination of Dr. Tucker’s employment with the Company and prohibiting him from disclosure of confidential information regarding the Company at any time.

As of December 31, 2025, Dr. Tucker has been awarded an aggregate of 70,323 RSUs, of which 69,594 remain unvested. All outstanding RSUs held by Dr. Tucker will become fully vested upon the occurrence of a Change in Control (as defined in the Incentive Plan). In addition, if we terminate Dr. Tucker’s employment without Cause or if Dr. Tucker terminates his employment for Good Reason, all outstanding RSUs subject to time-based vesting and held by Dr. Tucker will become fully vested, and all outstanding RSUs subject to market-based vesting that would have vested on the vesting date occurring on or next following Dr. Tucker’s employment termination date will become fully vested, provided that the applicable performance goal has been achieved by such date. All shares underlying vested RSUs will not be converted into issued shares until after the earlier of a Change in Control or the termination of Dr. Tucker’s employment with the Company for any reason other than a termination by the Company for Cause.

23

Facchini Employment Agreement

On May 24, 2021, Peter Facchini, Ph.D. entered into an employment agreement (the “Facchini Employment Agreement”) with the Company pursuant to which he serves as the Company’s Chief Innovation Officer, effective as of the September 16, 2021 closing date of the Company’s amalgamation (the “Facchini Effective Date”).

Pursuant to the Facchini Employment Agreement, as of the Facchini Effective Date, Dr. Facchini is entitled to a base salary of C$295,000 annually (“Facchini Base Salary”). Dr. Facchini also received a one-time signing bonus of C$50,000 and 5 RSUs, based on the price of the Company’s shares at the Facchini Effective Date. Half of any such RSUs are subject to time-based vesting, and the remaining half of any such RSUs are subject to market-based vesting. Additionally, Dr. Facchini received 58 RSUs as equity compensation. Twenty-nine of such RSUs are subject to time-based vesting, and the remaining 29 of such RSUs are subject to market-based vesting. The RSUs are subject to the terms and conditions of the Incentive Plan. The RSUs are subject to time-based vesting and shall vest in quarters on each of the first four anniversaries of the Facchini Effective Date. The RSUs granted based on market performance were subsequently forfeited for failure to achieve milestones.

The Facchini Employment Agreement will remain in effect until terminated by either party upon written notice by either party, unless the Company delivers advance written notice of termination to Dr. Facchini or Dr. Facchini delivers advance written notice of termination to the Company at least 30 days prior. In addition, the Facchini Employment Agreement is subject to early termination by him or the Company in accordance with the terms of the Facchini Employment Agreement.

Pursuant to the Facchini Employment Agreement, if Dr. Facchini’s employment is terminated by the Company without Cause (as defined in therein) or by Dr. Facchini for Good Reason (as defined therein), then the Company must pay Dr. Facchini, in addition to any then-accrued and unpaid obligations owed to him, 12 months of the then-current Facchini Base Salary.

The Facchini Employment Agreement also contains covenants restricting Dr. Facchini from soliciting the Company’s employees or customers for a period of 12 months after the termination of Dr. Facchini’s employment with the Company and prohibiting him from disclosure of confidential information regarding the Company at any time.

As of December 31, 2025, Dr. Facchini has been awarded an aggregate of 2,718 RSUs, of which 2,414 remain unvested. All outstanding RSUs held by Dr. Facchini will become fully vested upon the occurrence of a Change in Control. In addition, all outstanding RSUs subject to time-based vesting and held by Dr. Facchini will become fully vested if we terminate Dr. Facchini’s employment without Cause or if Dr. Facchini terminates his employment for Good Reason, and all outstanding RSUs subject to market-based vesting that would have vested on the vesting date occurring on or next following Dr. Facchini’s employment termination date will become fully vested, provided that the applicable performance goal has been achieved by such date. All shares underlying vested RSUs will not be converted into issued shares until after the earlier of a Change in Control or the termination of Dr. Facchini’s employment with the Company for any reason other than a termination by the Company for Cause.

Coveney Employment Agreement

On February 22, 2023, Kevin Coveney entered into an employment agreement (the “Coveney Employment Agreement”) with the Company pursuant to which he became the Company’s Chief Financial Officer, effective as of the March 13, 2023 (the “Coveney Effective Date”).

Pursuant to the Coveney Employment Agreement, Mr. Coveney is entitled to an annual base salary of $350,000 (“Coveney Base Salary”). Mr. Coveney also received, upon entering into the Coveney Employment Agreement 147 RSUs. The RSUs are subject to the terms and conditions of the Incentive Plan and will vest in quarters on each of the first four anniversaries of the Coveney Effective Date. Mr. Coveney is also eligible to receive annual performance bonuses of up to 40% of his Base Salary based on satisfaction of performance criteria/financial results, as determined by the Board in its sole discretion.

24

The Coveney Employment Agreement will remain in effect until terminated by either party. Either party may terminate the Coveney Employment Agreement upon advance written notice of termination to the other party at least 30 days prior.

Pursuant to the Coveney Employment Agreement, if Mr. Coveney’s employment is terminated by the Company without Cause (as defined therein) or by Mr. Coveney for Good Reason (as defined therein), then the Company must pay Mr. Coveney, in addition to any then-accrued and unpaid obligations owed to him, 9 months of the then-current Coveney Base Salary, in exchange for release of claims.

The Coveney Employment Agreement also contains covenants restricting Mr. Coveney from soliciting the Company’s employees or customers for a period of 12 months after the termination of Mr. Coveney’s employment with the Company and prohibiting him from disclosure of confidential information regarding the Company or from disparaging the Company at any time.

As of December 31, 2025, Mr. Coveney has been awarded an aggregate of 47,413 RSUs, of which 47,024 remain unvested. All outstanding RSUs held by Mr. Coveney will become fully vested upon the occurrence of a Change in Control (as defined in the Incentive Plan). In addition, if we terminate Mr. Coveney’s employment without Cause or if Mr. Coveney terminates his employment for Good Reason, all outstanding RSUs shall immediately vest.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides information as of December 31, 2025 with respect to securities that may be issued under our equity compensation plans:

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the First Column)(2)
Equity compensation plans approved by security holders(1)	162,470	$11,298.60
Equity compensation plans not approved by security holders	-		-
Total	162,470	$11,298.60

(1) These securities are available under the Incentive Plan. Incentive awards may include, but are not limited to, Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Awards, Dividend Equivalent Rights, and Other Awards.

(2) The Incentive Plan includes an “evergreen” provision for calculating the number of shares issuable under the 2020 Long-Term Incentive Plan. In the event that the number of outstanding shares of Common Stock of the Company is increased, the number of authorized shares shall be proportionately adjusted upon the occurrence of such increase such that the quotient of (i) the number of authorized shares immediately prior to such increase and (ii) the number of shares of Common Stock outstanding immediately prior to such increase is equal to the quotient of (x) number of authorized shares immediately after such increase and (y) the number of shares of Common Stock outstanding immediately after such increase (the “Equitable Adjustment”); provided, however, that any such Equitable Adjustment is subject to and will take effect following approval of the Equitable Adjustment by the Board.

25

Outstanding Equity Awards at Fiscal Year-End

The following table shows grants of stock options and RSUs outstanding as of December 31, 2025, including both awards subject to performance conditions and time-based awards, held by each of our named executive officers.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(14)
Joseph Tucker, Ph.D.	23	—	—	$13,320.00	4/5/2026	122	(1)	$443
						300	(2)	$1,089
						636	(3)	$2,309
						8,238	(4)	$29,904
						60,296	(5)	$218,874

Peter Facchini, Ph.D.	11	—	—	$13,320.00	4/5/2026	47	(6)	$171
						150	(7)	$545
						157	(8)	$570
						2,059	(9)	$7,474

Kevin Coveney	—	—	—	—	—	73	(10)	$265
						180	(11)	$653
						393	(12)	$1,426
						6,179	(13)	$22,430
						40,198	(14)	$145,919

(1)	Represents the unvested portion of 244 RSUs granted to Dr. Tucker on January 25, 2023, each of which represents the right to receive one share of Common Stock upon vesting. The RSUs shall vest over 4 years in equal annual installments, with the first tranche having vested on January 25, 2024.

(2)	Represents the unvested portion of 555 RSUs granted to Dr. Tucker on February 22, 2024, each of which represents the right to receive one share of Common Stock upon vesting. One-fourth of the RSUs will vest upon the one-year anniversary of the date of issuance. An additional one-thirty-sixth of the RSUs will vest each month following the first vesting date. Vesting is conditioned upon continued employment in the Company.

(3)	Represents the unvested portion of 897 RSUs granted to Dr. Tucker on October 9, 2024, each of which represents the right to receive one share of Common Stock upon vesting. One-fourth of the RSUs will vest upon the one-year anniversary of the date of issuance. An additional one-thirty-sixth of the RSUs will vest each month following the first vesting date. Vesting is conditioned upon continued employment in the Company.

26

(4)	Represents the unvested portion of 8,238 RSUs granted to Dr. Tucker on May 8, 2025, each of which represents the right to receive one share of Common Stock upon vesting. One-fourth of the RSUs will vest upon the one-year anniversary of the date of issuance. An additional one-thirty-sixth of the RSUs will vest each month following the first vesting date. Vesting is conditioned upon continued employment in the Company.

(5)	Represents the unvested portion of 60,296 RSUs granted to Dr. Tucker on December 23, 2025, each of which represents the right to receive one share of Common Stock upon vesting. One-fourth of the RSUs will vest upon the one-year anniversary of the date of issuance. An additional one-thirty-sixth of the RSUs will vest each month following the first vesting date. Vesting is conditioned upon continued employment in the Company

(6)	Represents the unvested portion of 94 RSUs granted to Dr. Facchini on January 25, 2023, each of which represents the right to receive one share of Common Stock upon vesting. The RSUs shall vest over 4 years in equal annual installments, with the first tranche to vest on January 25, 2024.

(7)	Represents the unvested portion of 277 RSUs granted to Dr. Facchini on February 22, 2024, each of which represents the right to receive one share of Common Stock upon vesting. One-fourth of the RSUs will vest upon the one-year anniversary of the date of issuance. An additional one-thirty-sixth of the RSUs will vest each month following the first vesting date. Vesting is conditioned upon continued employment in the Company.

(8)	Represents the unvested portion of 222 RSUs granted to Dr. Facchini on October 9, 2024, each of which represents the right to receive one share of Common Stock upon vesting. One-fourth of the RSUs will vest upon the one-year anniversary of the date of issuance. An additional one-thirty-sixth of the RSUs will vest each month following the first vesting date. Vesting is conditioned upon continued employment in the Company.

(9)	Represents the unvested portion of 2,059 RSUs granted to Dr. Facchini on May 8, 2025, each of which represents the right to receive one share of common stock upon vesting. One-fourth of the RSUs will vest upon the one-year anniversary of the date of issuance. An additional one-thirty-sixth of the RSUs will vest each month following the first vesting date. Vesting is conditioned upon continued employment in the Company.

(10)	Represents the unvested portion of 147 RSUs granted to Kevin Coveney on March 13, 2023, each of which represents the right to receive one share of Common Stock upon vesting. The RSUs shall vest over 4 years in equal annual installments, with the first tranche to vest on March 13, 2024.

(11)	Represents the unvested portion of 333 RSUs granted to Kevin Coveney on February 22, 2024, each of which represents the right to receive one share of Common Stock upon vesting. One-fourth of the RSUs will vest upon the one-year anniversary of the date of issuance. An additional one-thirty-sixth of the RSUs will vest each month following the first vesting date. Vesting is conditioned upon continued employment in the Company.

(11)	Represents the unvested portion of 555 RSUs granted to Kevin Coveney on October 9, 2024, each of which represents the right to receive one share of Common Stock upon vesting. One-fourth of the RSUs will vest upon the one-year anniversary of the date of issuance. An additional one-thirty-sixth of the RSUs will vest each month following the first vesting date. Vesting is conditioned upon continued employment in the Company.

(12)	Represents the unvested portion of 6,179 RSUs granted to Kevin Coveney on May 8, 2025, each of which represents the right to receive one share of Common Stock upon vesting. One-fourth of the RSUs will vest upon the one-year anniversary of the date of issuance. An additional one-thirty-sixth of the RSUs will vest each month following the first vesting date. Vesting is conditioned upon continued employment in the Company.

(13)	Represents the unvested portion of 40,198 RSUs granted to Kevin Coveney on December 23, 2025, each of which represents the right to receive one share of Common Stock upon vesting. One-fourth of the RSUs will vest upon the one-year anniversary of the date of issuance. An additional one-thirty-sixth of the RSUs will vest each month following the first vesting date. Vesting is conditioned upon continued employment in the Company.

(14)	The market value of the restricted stock unit awards is based on the closing price of our Common Stock of $3.63 per share at December 31, 2025.

27

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

Equity awards are discretionary and, are generally granted to our key employees and our named executive officers under the Incentive Plan. The Company does not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. During the last fiscal year, the Company has not awarded options to a named executive officer in the period beginning four business days before the filing of a periodic report on Form 10-Q or annual report on Form 10-K, or the filing or furnishing of a current report on Form 8-K that discloses material nonpublic information, and ending one business day after the filing or furnishing of such report.

Potential Payments Upon Termination of Employment or Change in Control

None of our named executive officers has a contract in place for change in control payments.

The employment agreements of Joseph Tucker, Ph.D., Peter Facchini, Ph.D. and Kevin Coveney include provisions for severance pay equal to nine to twelve months of salary upon termination by the Company without cause, as defined in the employment agreements or termination by the employee for good reason, as defined in the employment agreements.

Each of our named executive officers has also been granted RSUs under the Incentive Plan, which are currently either fully vested or contain conditions providing for vesting upon change of control. Vested RSUs are eligible for conversion to an equivalent number of shares of Common Stock upon the first occurrence of a termination of employment for any reason other than a termination by the Company for cause or an event of change of control, and all unvested RSUs shall immediately vest upon the occurrence of a termination of employment by either the Company without cause, a termination of employment by the employee for good reason or an event of change of control, and provided the Company’s compliance with all terms and conditions of the Incentive Plan, including, without limitation, the availability of shares approved by the Company’s stockholders for such issuances.

Pay Versus Performance

The following table shows the relationship between executive compensation actually paid to our principal executive officer (“PEO”) and our other named executive officers (“NEOs”), excluding the PEO, and certain financial performance of the Company during the last three fiscal years ended December 31, 2025, December 31, 2024, and December 31, 2023.

Year	Summary Compensation Table Total for PEO ($) (1)	Compensation Actually Paid to PEO ($) (2)	Average Summary Compensation Table Total for Non-PEO NEOs ($) (3)	Average Compensation Actually Paid to Non-PEO NEOs ($) (2)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return ($) (4)	Net Loss (million) ($)
2025	879,541	628,172	465,808	352,094	$0.97	(12.1)
2024	611,533	503,726	376,291	323,665	$17.23	(9.6)
2023	577,094	498,232	364,099	352,071	$62.50	(17.5)

28

(1)	Dr. Joseph Tucker was our PEO for fiscal years 2025, 2024, and 2023.

(2)	Compensation actually paid reported for the PEOs and the average of the non-PEO NEOs is calculated by adjusting the summary compensation totals in accordance with SEC rules and do not reflect the total compensation actually realized or received. The table below shows the additions and deductions to calculate “Compensation Actually Paid” in each fiscal year as compared to the total compensation reported in the Summary Compensation Table. Equity values are calculated in accordance with FASB ASC Topic 718, and the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of the grant.

(3)	The names of each of the NEOs (excluding our PEO) included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2025, Kevin Coveney, Chief Financial Officer and Dr. Peter Facchini, Chief Innovation Officer; (ii) for 2024, Kevin Coveney, Chief Financial Officer and Dr. Peter Facchini, Chief Innovation Officer; and (iii) for 2023, Kevin Coveney, Chief Financial Officer, Avani Kanubaddi, President and Chief Operating Officer, and Dr. Peter Facchini, Chief Innovation Officer. The amounts disclosed reflect the adjustments listed in the tables below to the amounts reported in the Summary Compensation Table for Non-PEO NEOs.

(4)	The cumulative total shareholder return (“TSR”) measures the cumulative value of $100 invested on the last trading day before the earliest fiscal year in the table, or December 31, 2022, including the reinvestment of dividends, through and including the end of the applicable fiscal year for which TSR is calculated, or December 31, 2025, 2024, and 2023. The Company did not pay dividends in the periods presented.

	2025		2024		2023
	Current PEO	Non-PEO NEOs (Average)	Current PEO	Non-PEO NEOs (Average)	Current PEO	Non-PEO NEOs (Average)
Reported Summary Compensation Table total	879,541	$465,808	611,533	$376,291	577,094	$364,099
Less, value of Stock Awards reported in Summary Compensation Table	(407,142)	(156,643)	(152,893)	(76,156)	(126,309)	(42,410)
Plus, year-end fair value of outstanding and unvested equity awards granted in the year	248,778	87,911	93,768	44,801	57,213	18,857
Plus (less) fair value as of vesting date of equity awards that were granted and vested in the Year	-	-	-	-	-	11,800
Plus (less), year over year change in fair value of outstanding and unvested equity awards granted in prior years	(64,452)	(14,504)	(32,846)	(1,875)	(8,775)	9,947
Plus (less), change in fair value from last day of prior year to vesting date of equity awards vested in the year	(28,553)	(30,479)	(6,086)	(15,983)	444	(2,048)
Less, prior year-end fair value for equity awards forfeited in the year	0	0	(9,750)	(3,413)	(1,435)	(8,174)
Compensation actually paid	628,172	352,094	503,726	323,665	498,232	352,071

29

Analysis of Information Presented in the Pay Versus Performance Table

The charts below provide an illustration of the relationship between compensation actually paid and (i) TSR and (ii) net loss for the periods presented.

Director Compensation

The following table presents the total compensation for each person who served as a non-employee director during the fiscal year ended December 31, 2025. Directors who are also employees are not compensated for their service on our Board.

Name (a)	Fees earned or paid in cash ($) (b)(1)	Stock awards ($) (c)		Option awards ($) (d)	Non-equity incentive plan compensation ($) (e)	Change in pension value and nonqualified deferred compensation earnings (f)	All other compensation ($) (g)	Total ($) (h)
George Kegler	59,000	35,646	(3)	-	-	-	-	94,646
Frank Pasqualone (2)	65,500	35,646	(4)	-	-	-	-	101,146
Marcus Schabacker	52,000	35,646	(5)	-	-	-	-	87,646
Mike Webb	175,000	35,646	(6)	-	-	-	-	210,646
Sheila DeWitt	48,000	35,646	(7)	-	-	-	-	83,646

(1) For the fiscal year ended December 31, 2025, each individual that serves as a non-employee director was eligible to receive (paid pro-rata in quarterly installments) an annual cash retainer in the amount of $40,000, with additional cash fees as follows: (i) $15,000 for services as the chair of the Audit Committee and $7,500 for services as a member of the Audit Committee, (ii) $10,000 for services as the chair of the Compensation Committee and $5,000 for services as a member of the Compensation Committee; (iii) $8,000 for services as the chair of the Nominating and Governance Committee and $4,000 for services as a member of the Nominating and Governance Committee; and (iv) $8,000 for services as the chair of the Science and Technology Committee and $4,000 for services as a member of the Science and Technology Committee.

30

(2) Received an additional $8,000 as compensation in January, 2026, for becoming Chair of the Nominating and Governance Committee in 2025 which would have been paid in the normal course on December 31, 2025.

(3) Consisting of an aggregate of 7,633 restricted stock shares, valued at $35,646, with such valuation being based on the Company’s closing price per share of $4.67 on the grant date.

(4) Consisting of an aggregate of 7,633 restricted stock shares, valued at $35,646, with such valuation being based on the Company’s closing price per share of $4.67 on the grant date.

(5) Consisting of an aggregate of 7,633 restricted stock shares, valued at $35,646, with such valuation being based on the Company’s closing price per share of $4.67 on the grant date.

(6) Consisting of an aggregate of 7,633 restricted stock shares, valued at $35,646, with such valuation being based on the Company’s closing price per share of $4.67 on the grant date.

(7) Consisting of an aggregate of 7,633 restricted stock shares, valued at $35,646, with such valuation being based on the Company’s closing price per share of $4.67 on the grant date.

31

RELATED PERSON TRANSACTIONS AND SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Other than the director and executive officer compensation arrangements discussed in the “Executive Officer and Director Compensation” section in this proxy statement and as described below, since January 1, 2024 we have not, and there has not currently been proposed, any transaction to which:

●	the amounts involved exceeded or will exceed the lesser of (i) $120,000, or (ii) 1% of the average of the Company’s total assets at December 31, 2025 and December 31, 2024; and

●	any director, executive officer, holder of more than 5% of our voting securities, whom we refer to as our principal stockholders, or affiliates or immediate family members of our directors, executive officers and principal stockholders, had or will have a material interest.

We believe that all of these transactions were on terms as favorable as could have been obtained from unrelated third parties.

Advisory Services from Dr. Sheila DeWitt

Dr. DeWitt has provided research and development services as an advisory consultant to the Company since May 2022. These services are provided as needed on an hourly basis. For the fiscal year ended December 31, 2024, the Company incurred $189,125 in professional service fees. For the fiscal year ended December 31, 2025, the Company incurred $3,250 in professional service fees.

Policies and Procedures for Related Party Transactions

Our Audit Committee is responsible for reviewing and approving all transactions in which we are a participant and in which any parties related to us, including our executive officers, directors, beneficial owners of more than 5% of our voting securities, immediate family members of the foregoing persons, and any other persons whom our Board determines may be considered related parties, has or will have a direct or indirect material interest and that involve consideration received or receivable by these persons in excess of the lesser of (i) $120,000, and (ii) one percent of the average of the Company’s total assets at year end for the last two completed fiscal years. In reviewing and approving these transactions, our Audit Committee obtains, or directs our management to obtain on its behalf, all information that the Audit Committee believes to be material to a review of the transaction prior to its approval. It is contemplated that no related person transaction will be entered into prior to the completion of these procedures; however, where permitted, a related person transaction may be ratified upon completion of these procedures.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our Common Stock and other equity securities. Officers, directors and greater-than-10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely upon a review of the Forms 3, 4 and 5 and amendments thereto furnished to the Company, we believe that all directors, executive officers and persons beneficially owning greater than 10% of the Company’s equity securities timely filed reports required by Section 16(a) of the Exchange Act during fiscal year 2025.

32

PROPOSAL 2:
ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION
AS DISCLOSED IN THIS PROXY STATEMENT

We are seeking your advisory vote as required by Section 14A of Exchange Act on the approval of the compensation of our named executive officers as described in under the section titled “Executive Officer and Director Compensation,” the compensation tables and related material contained in this proxy statement. Because your vote is advisory, it will not be binding on our Compensation Committee or our Board. However, the Compensation Committee and our Board will review the voting results and take them into consideration when making future decisions regarding executive compensation. We have determined to hold an advisory vote to approve the compensation of our named executive officers annually, and the next such advisory vote will occur at the 2027 Annual Meeting of Stockholders.

Our compensation philosophy is designed to align each executive’s compensation with our short-term and long-term performance and to provide the compensation and incentives needed to attract, motivate and retain key executives who are crucial to our long-term success. Consistent with this philosophy, a significant portion of the total compensation opportunity for each of our executives is directly related to performance factors that measure our progress against the goals of our strategic and operating plans, as well as our performance against that of our peer companies. Our executive compensation programs for fiscal year 2026 reflect these significant changes to our management team and to our business while promoting our pay-for-performance philosophy and corporate governance best practices.

We believe that our compensation program balances the interests of all of our constituencies — our stockholders, our executive officers, the remainder of our employee base, our business partners and our community — by, among other things, focusing on achievement of corporate objectives, attracting and retaining highly-qualified executive management and maximizing long-term stockholder value. The Compensation Committee and our Board believe that these policies and procedures are effective in implementing our compensation philosophy and in achieving its goals. Therefore, we are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the compensation philosophy, policies and practices described in this proxy statement.

In accordance with the rules of the SEC, the following resolution, commonly known as a “say-on-pay” vote, is being submitted for a stockholder vote at the Annual Meeting:

“RESOLVED, on a non-binding, advisory basis only, that the compensation paid to the named executive officers of Enveric Biosciences, Inc., as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and the related material disclosed in this proxy statement, is hereby APPROVED.”

Vote Required

The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote for this proposal is required to approve this proposal, on an advisory basis.

Board Recommendation

OUR BOARD RECOMMENDS A VOTE TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DESCRIBED IN THE EXECUTIVE AND DIRECTOR COMPENSATION SECTION IN THIS PROXY STATEMENT.

33

PROPOSAL 3:
EXTEND THE APPROVAL TO EFFECT A REVERSE STOCK SPLIT

General

Our Board has approved, and is hereby soliciting stockholder approval, of the authority to effect a Reverse Stock Split through an amendment to our Charter in the form set forth in Annex A to this proxy statement (the “Reverse Stock Split Amendment”). Our Board is recommending that our stockholders approve the Reverse Stock Split Amendment, and thereby authorize our Board, within 12 months from the date of the Annual Meeting, to effect a Reverse Stock Split at a ratio in the range of 1-for-5 to 1-for-15, such ratio to be determined in the discretion of our Board and announced publicly. The text of the proposed amendment is subject to revision to include such changes as may be required by the Secretary of State of the State of Delaware and as our Board deems necessary and advisable to effect the proposed amendment of the Charter.

Our stockholders previously approved an amendment to our Charter at our December 11, 2025, special meeting of stockholders to authorize an amendment to our Charter to effect a Reverse Stock Split within the Range at the discretion of the Board within 12 months from the date of such special meeting. If stockholders approve this Item 3, this approval will supersede the approval we received to amend our Charter to effect a Reverse Stock Split at the special meeting of stockholders on December 11, 2025.

By approving this proposal, stockholders will approve an amendment to our Charter pursuant to which any whole number of outstanding shares between and including five and fifteen would be combined into one share of our Common Stock, and authorize our Board to file such amendment, as determined by our Board in the manner described herein. Our Board believes that stockholder approval of an amendment granting it this discretion, rather than approval of a specified exchange ratio, provides our Board with maximum flexibility to react to then-current market conditions and, therefore, is in the best interests of the Company and its stockholders. Our Board may effect only one reverse stock split as a result of this authorization. It may also elect not to effect any reverse split. Our Board’s decision as to whether and when to effect the Reverse Stock Split will be based on a number of factors, including market conditions, existing and expected trading prices for our Common Stock, our Company’s strategic plans for our business and the need to cure a deficiency in continued listing requirements of Nasdaq. Although our stockholders may approve the Reverse Stock Split, we will not effect the Reverse Stock Split if our Board does not deem it to be in the best interests of the Company and its stockholders. The Reverse Stock Split will take effect, if at all, after it is approved by our stockholders, is deemed by the Board to be in the best interests of the Company and its stockholders, and after filing the Reverse Stock Split Amendment to our Charter with the Secretary of State of the State of Delaware.

Background and Proposed Amendment

The closing price of our Common Stock as of [●], 2026 was $[●] and it has been in a decline over the past twelve months. At its current price, the Common Stock may not appeal to brokerage firms that are reluctant to or cannot recommend lower priced securities to their clients. Investors may also be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Institutional investors may be prohibited from purchasing lower priced stocks based on their internal policies or governing documents. We believe that the Reverse Stock Split will provide the Board flexibility to make our Common Stock a more attractive investment for these institutional investors, which we believe will enhance the liquidity for the holders of our Common Stock and may facilitate future sales of our Common Stock. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks. The Reverse Stock Split could diminish many of these concerns.

Additionally, our Board and senior management regularly reviews and evaluates the Company’s operations, performance, financial strength, future prospects and strategic direction. As the Company explores strategic opportunities and funding, management and the Board believes it is in the best interest of the Company and all stockholders if it has the ability to efficiently effect a Reverse Stock Split if demanded by future partners or funding sources as a condition to closing. A higher share price could help generate interest in us among investors, may make it easier for us to find financing and may make us an attractive target to potential partners and bidders.

34

If the Board determines that it is in the best interests of the Company and its stockholders to effect the Reverse Stock Split, it will hold a Board meeting to determine the ratio of the split.

Risks Associated with the Reverse Stock Split

The Reverse Stock Split May Lead to a Decrease in our Overall Market Capitalization

The Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our Common Stock does not increase in proportion to the Reverse Stock Split ratio, then the value of our Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of Common Stock outstanding following the Reverse Stock Split.

The Reverse Stock Split May Not Increase the Price of our Common Stock Over the Long-Term

As noted above, the principal purpose of the Reverse Stock Split is to increase the trading price of our Common Stock to make it more appealing to investors and partners and avoid falling out of compliance with the minimum stock price standards of The Nasdaq Capital Market. However, the effect of the Reverse Stock Split on the market price of our Common Stock cannot be predicted with any certainty, and we cannot assure you that the Reverse Stock Split will accomplish this objective for any meaningful period of time, or at all. While we expect that the reduction in the number of outstanding shares of Common Stock will proportionally increase the market price of our Common Stock, we cannot assure you that the Reverse Stock Split will increase the market price of our Common Stock by a multiple of the Reverse Stock Split ratio, or result in any permanent or sustained increase in the market price of our Common Stock. The market price of our Common Stock may be affected by other factors which may be unrelated to the number of shares outstanding, including the Company’s business and financial performance, general market conditions, and prospects for future success.

The Reverse Stock Split May Decrease the Liquidity of our Common Stock

The Board believes that the Reverse Stock Split may result in an increase in the market price of our Common Stock, which could lead to increased interest in our Common Stock and possibly promote greater liquidity for our stockholders. However, the Reverse Stock Split will also reduce the total number of outstanding shares of Common Stock, which may lead to reduced trading and a smaller number of market makers for our Common Stock, particularly if the price per share of our Common Stock does not increase as a result of the Reverse Stock Split.

The Reverse Stock Split May Result in Some Stockholders Owning “Odd Lots” That May Be More Difficult to Sell or Require Greater Transaction Costs per Share to Sell

If the Reverse Stock Split is implemented, it will increase the number of stockholders who own “odd lots” of less than 100 shares of Common Stock. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 100 shares of Common Stock following the Reverse Stock Split may be required to pay higher transaction costs if they sell their Common Stock.

Potential Consequences if the Conditional Reverse Stock Split Proposal is Not Approved

If the Reverse Stock Split Proposal is not approved by our stockholders, our Board will not have the flexibility to take swift actions in the event circumstances demand or make it beneficial to implement the Reverse Stock Split. Seeking stockholder approval for a reverse stock split is an expensive and time-consuming process. Lack of authority to effect a reverse stock split could deprive us of the chance to take advantage of a timely opportunity if it were to present itself. Similarly, in the event we become deficient in meeting Nasdaq’s continued listing requirements, a reverse stock split may allow us to cure the deficiency and avoid getting delisted. Inability of our Board to effect the Reverse Stock Split could leave us with limited leverage to negotiate, dwindling stock price and delisting from Nasdaq.

35

We have not proposed the Reverse Stock Split in response to any effort of which we are aware to accumulate our shares of Common Stock or obtain control of the Company, nor is it a plan by management to recommend a series of similar actions to our Board or our stockholders. Notwithstanding the decrease in the number of outstanding shares of Common Stock following the Reverse Stock Split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Determination of the Reverse Stock Split Ratio

The Board believes that stockholder approval of a range of potential Reverse Stock Split ratios is in the best interests of our Company and stockholders because it is not possible to predict market conditions at the time the Reverse Stock Split would be implemented. We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split ratio to be selected by our Board will be not more than 1-for-15.

The selection of the specific Reverse Stock Split ratio will be based on several factors, including, among other things:

●	our ability and likelihood to maintain the listing of our Common Stock on The Nasdaq Capital Market;

●	the per share price of our Common Stock immediately prior to the Reverse Stock Split;

●	the expected stability of the per share price of our Common Stock following the Reverse Stock Split;

●	the likelihood that the Reverse Stock Split will result in increased marketability and liquidity of our Common Stock;

●	prevailing market conditions;

●	general economic conditions in our industry; and

●	our market capitalization before and after the Reverse Stock Split.

We believe that granting our Board the authority to set the ratio for the Reverse Stock Split is essential because it allows us to take these factors into consideration and to react to changing market conditions. If the Board chooses to implement the Reverse Stock Split, the Company will make a public announcement regarding the determination of the Reverse Stock Split ratio.

Effects of the Reverse Stock Split on Issued and Outstanding Shares

If the Reverse Stock Split is effected, it will reduce the total number of issued and outstanding shares of Common Stock, including shares held by the Company as treasury shares, by a Reverse Stock Split ratio between 1-for-5 and 1-for-15. Accordingly, each of our stockholders will own fewer shares of Common Stock as a result of the Reverse Stock Split. However, the Reverse Stock Split will affect all stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except to the extent that the Reverse Stock Split would result in an adjustment to a stockholder’s ownership of Common Stock due to the treatment of fractional shares in the Reverse Stock Split. Therefore, voting rights and other rights and preferences of the holders of Common Stock will not be affected by the Reverse Stock Split (other than as a result of the treatment of fractional shares). Common Stock issued pursuant to the Reverse Stock Split will remain fully paid and nonassessable, and the par value per share of Common Stock will remain $0.01.

As of the Record Date, the Company had [●] shares of Common Stock outstanding. For purposes of illustration, if the Reverse Stock Split is effected at a ratio of 1-for-5 or 1-for-15, the number of issued and outstanding shares of Common Stock after the Reverse Stock Split would be approximately [●] shares and [●] shares, respectively.

36

Effects of the Reverse Stock Split on Authorized Share Capital

The total number of shares of capital stock that we are authorized to issue will not be affected by the Reverse Stock Split. We are currently authorized to issue a maximum of 100,000,000 shares of our Common Stock. As of the Record Date, there were [●] shares of our Common Stock issued and outstanding. Although the number of authorized shares of our Common Stock will not change as a result of the Reverse Stock Split, the number of shares of our Common Stock issued and outstanding will be reduced in proportion to the ratio selected by the Board. Thus, the Reverse Stock Split, if effected, will effectively increase the number of authorized and unissued shares of our Common Stock available for future issuance by the amount of the reduction effected by the Reverse Stock Split.

Following the Reverse Stock Split, the Board will have the authority, subject to applicable securities laws, to issue all authorized and unissued shares without further stockholder approval, upon such terms and conditions as the Board deems appropriate, which would be dilutive to our current stockholders ownership. We do not currently have any plans, proposals or understandings to issue the additional shares that would be available if the Reverse Stock Split is approved and effected, but some of the outstanding shares include warrants, which could be exercised after the Reverse Stock Split Amendment is effected.

Effects of the Reverse Stock Split on Outstanding Equity Awards and Plans

If the Reverse Stock Split is effected, the terms of equity awards granted under the Incentive Plan, including the per share exercise price of options and the number of shares issuable under such options, will be proportionally adjusted to maintain their economic value, subject to adjustments for any fractional shares as described herein. In addition, the total number of shares of Common Stock that may be the subject of future grants under the Incentive Plan, as well as any plan limits on the size of such grants will be adjusted and proportionately decreased as a result of the Reverse Stock Split. The number and exercise prices of outstanding warrants that we have issued will be correspondingly adjusted.

Effects of the Reverse Stock Split on Voting Rights

Proportionate voting rights and other rights of the holders of Common Stock would not be affected by the Reverse Stock Split (other than as a result of the treatment of fractional shares). For example, a holder of 1% of the voting power of the outstanding Common Stock immediately prior to the effective time of the Reverse Stock Split would continue to hold 1% of the voting power of the outstanding Common Stock after the Reverse Stock Split.

Effects of the Reverse Stock Split on Regulatory Matters

The Company is subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split will not affect the Company’s obligation to publicly file financial and other information with the SEC.

Treatment of Fractional Shares in the Reverse Stock Split

The Company does not intend to issue fractional shares in the event that a stockholder owns a number of shares of Common Stock that is not evenly divisible by the Reverse Stock Split ratio. If the Reverse Stock Split is effected, each fractional share of Common Stock will be:

●	rounded up to the nearest whole share of Common Stock, if such shares of Common Stock are held directly; or

●	rounded down to the nearest whole share of Common Stock, if such shares are subject to an award granted under the Incentive Plan, in order to comply with the requirements of Sections 409A and 424 of the Internal Revenue Code of 1986 (the “Code”).

37

Effective Time of the Reverse Stock Split

If the Reverse Stock Split Proposal is approved by our stockholders, the Reverse Stock Split would become effective, if at all, when the Reverse Stock Split Amendment is accepted and recorded by the office of the Secretary of State of the State of Delaware. However, notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, the Board will have the sole authority to elect whether or not and when to amend our Charter to effect the Reverse Stock Split.

Mechanics of the Reverse Stock Split

If the Reverse Stock Split is approved and effected, beginning on the effective date of the Reverse Stock Split, each certificate representing pre-split shares will, until surrendered and exchanged as described below, for all corporate purposes, be deemed to represent, respectively, only the number of post-split shares.

Exchange of Share Certificates

If the Reverse Stock Split is effected, each certificate representing pre-Reverse Stock Split shares of Common Stock will be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split Common Stock at the effective time of the Reverse Stock Split. As soon as practicable after the effective time of the Reverse Stock Split, the Transfer Agent will mail a letter of transmittal to the Company’s stockholders containing instructions on how a stockholder should surrender its, his or her certificate(s) representing pre-Reverse Stock Split shares of Common Stock to the Transfer Agent in exchange for certificate(s) representing post-Reverse Stock Split shares of Common Stock. No certificate(s) representing post-Reverse Stock Split shares of Common Stock will be issued to a stockholder until such stockholder has surrendered all certificate(s) representing pre-Reverse Stock Split shares of Common Stock, together with a properly completed and executed letter of transmittal, to the Transfer Agent. No stockholder will be required to pay a transfer or other fee to exchange its, his or her certificate(s) representing pre-Reverse Stock Split shares of Common Stock for certificate(s) representing post-Reverse Stock Split shares of Common Stock registered in the same name. In connection with the Reverse Stock Split, the CUSIP number for the Common Stock will change from its current CUSIP number. This new CUSIP number will appear on any new stock certificates issued representing post-split shares.

Stockholders who hold uncertificated shares of Common Stock electronically in “book-entry” form will have their holdings electronically adjusted by the Transfer Agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the Reverse Stock Split. If any certificate(s) or book-entry statement(s) representing pre-Reverse Stock Split shares of Common Stock to be exchanged contain a restrictive legend or notation, as applicable, the certificate(s) or book-entry statement(s) representing post-Reverse Stock Split shares of Common Stock will contain the same restrictive legend or notation.

Any stockholder whose share certificate(s) representing pre-Reverse Stock Split shares of Common Stock has been lost, stolen or destroyed will only be issued post-Reverse Stock Split Common Stock after complying with the requirements that the Company and the Transfer Agent customarily apply in connection with lost, stolen or destroyed certificates.

STOCKHOLDERS SHOULD NOT DESTROY STOCK CERTIFICATES REPRESENTING PRE-REVERSE STOCK SPLIT SHARES OF COMMON STOCK AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATES REPRESENTING PRE-REVERSE STOCK SPLIT SHARES OF COMMON STOCK UNTIL THEY ARE REQUESTED TO DO SO.

Appraisal Rights

Under the DGCL, our stockholders are not entitled to appraisal or dissenter’s rights with respect to the Reverse Stock Split, and we will not independently provide our stockholders with any such rights.

Regulatory Approvals

The Reverse Stock Split will not be consummated, if at all, until after approval of the Company’s stockholders is obtained. The Company is not obligated to obtain any governmental approvals or comply with any state or federal regulations prior to consummating the Reverse Stock Split other than the filing of the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware.

38

Accounting Treatment of the Reverse Stock Split

If the Reverse Stock Split is effected, the par value per share of our Common Stock will remain unchanged at $0.01. Accordingly, on the effective date of the Reverse Stock Split, the stated capital on the Company’s consolidated balance sheets attributable to our Common Stock will be reduced in proportion to the size of the Reverse Stock Split ratio, and the additional paid-in-capital account will be increased by the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged. Per share net income or loss will be increased because there will be fewer shares of Common Stock outstanding. The Common Stock held in treasury will be reduced in proportion to the Reverse Stock Split ratio. The Company does not anticipate that any other accounting consequences, including changes to the amount of stock-based compensation expense to be recognized in any period, will arise as a result of the Reverse Stock Split.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a discussion of certain material U.S. federal income tax consequences of the Reverse Stock Split. This discussion is included for general information purposes only and does not purport to address all aspects of U.S. federal income tax law that may be relevant to stockholders in light of their particular circumstances. This discussion is based on the Code and current Treasury Regulations, administrative rulings and court decisions, all of which are subject to change, possibly on a retroactive basis, and any such change could affect the continuing validity of this discussion.

All stockholders are urged to consult with their own tax advisors with respect to the tax consequences of the Reverse Stock Split. This discussion does not address the tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, partnerships, nonresident alien individuals, broker-dealers and tax-exempt entities, persons holding shares as part of a straddle, hedge, conversion transaction or other integrated investment, U.S. holders (as defined below) subject to the alternative minimum tax or the unearned income Medicare tax and U.S. holders whose functional currency is not the U.S. dollar. This summary also assumes that the pre-Reverse Stock Split shares of Common Stock were, and the post-Reverse Stock Split shares of Common Stock will be, held as a “capital asset,” as defined in Section 1221 of the Code.

As used herein, the term “U.S. holder” means a holder that is, for U.S. federal income tax purposes:

●	a citizen or resident of the United States;

●	a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

●	an estate the income of which is subject to U.S. federal income tax regardless of its source; or

●	a trust (A) if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more “U.S. persons” (as defined in the Code) have the authority to control all substantial decisions of the trust or (B) that has a valid election in effect to be treated as a U.S. person.

39

In general, no gain or loss should be recognized by a stockholder upon the exchange of pre-Reverse Stock Split Common Stock for post-Reverse Stock Split Common Stock. The aggregate tax basis of the post-Reverse Stock Split Common Stock should be the same as the aggregate tax basis of the pre-Reverse Stock Split Common Stock exchanged in the Reverse Stock Split. A stockholder’s holding period in the post-Reverse Stock Split Common Stock should include the period during which the stockholder held the pre-Reverse Stock Split Common Stock exchanged in the Reverse Stock Split.

As noted above, we will not issue fractional shares of Common Stock in connection with the Reverse Stock Split. In certain circumstances, stockholders who would be entitled to receive fractional shares of Common Stock because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive an additional fraction of a share of Common Stock to round up to the next whole post-Reverse Stock Split share of Common Stock. The U.S. federal income tax consequences of the receipt of such an additional fraction of a share of Common Stock is not clear.

The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder’s own tax advisor with respect to the tax consequences of the Reverse Stock Split.

Vote Required

The approval of the Reverse Stock Split Proposal requires the affirmative FOR vote of the majority of the votes cast by holders of Common Stock entitled to vote on the proposal.

Board Recommendation

OUR BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE REVERSE STOCK SPLIT PROPOSAL.

40

PROPOSAL 4:
EXTEND THE APPROVAL TO INCREASE THE AMOUNT OF AUTHORIZED COMMON STOCK

We are asking stockholders to extend the approval to an amendment to our Charter to effectuate an increase in our authorized shares of Common Stock (the “Authorized Share Increase Amendment”). If approved by stockholders, this Proposal 4 will authorize the amendment of our Charter to effectuate the increase in authorized shares of Common Stock from 100,000,000 shares of Common Stock to 5,000,000,000, shares of Common Stock (the “Authorized Share Increase”). At the special meeting of stockholders held on December 11, 2025, the stockholders voted to adopt and approve the Authorized Share Increase Amendment, allowing the Authorized Share Increase to occur anytime within 12 months from the date of the special meeting. We are asking stockholders to adopt and approve the Authorized Share Increase Amendment at this Annual Meeting to allow the Authorized Share Increase to occur within 12 months from the date of such approval at this Annual Meeting. If stockholders approve this Item 4, this approval will supersede the approval we received to amend our Charter to effect the Authorized Share Increase at the special meeting of stockholders on December 11, 2025. The form of proposed amendment to our Charter to effect the increase in authorized stock is attached as Annex B to this Proxy Statement (the “Authorized Share Increase Amendment”).

Assuming stockholders approve the Authorized Share Increase Amendment, the effective date of the Authorized Share Increase will be determined at the sole discretion of the Board, and may occur immediately after the Annual Meeting or anytime within 12 months from the date of the Annual Meeting. The effective date of the Authorized Share Increase will be publicly announced by us. The Board may determine, in its sole discretion, not to effectuate the Authorized Share Increase and not to file any amendment to our Charter.

Our Board believes it is in our best interests to increase the number of authorized shares of Common Stock in order to give us greater flexibility in considering and planning for future corporate needs, including, but not limited to financing, grants under equity compensation plans, potential strategic transactions, including a digital asset treasury, mergers, acquisitions and business combinations, as well as other general corporate transactions. The Board believes that additional authorized shares of Common Stock will enable us to take timely advantage of market conditions and favorable financing and strategic opportunities that become available to us.

We do not have any definitive plans, arrangements, understandings or agreements regarding the issuance of the additional shares of Common Stock that will result from adoption of the proposed Authorized Share Increase Amendment. However, as indicated under Proposal 3 above, the Board and management routinely reviews and evaluates market trends and opportunities for continued growth and maximization of stockholder value, and believes that the ability to issue additional shares to achieve these objectives will allow us to act quickly without incurring the cost of calling a stockholder meeting. Except as otherwise required by law, the newly authorized shares of Common Stock will be available for issuance at the discretion of our Board (without further action by the stockholders) for various future corporate needs, including those outlined above. While adoption of the Authorized Share Increase Amendment would not have any immediate dilutive effect on the proportionate voting power or other rights of existing stockholders, any future issuance of additional authorized shares of our Common Stock may, among other things, dilute the earnings per share of our Common Stock and the equity and voting rights of those holding Common Stock at the time the additional shares are issued.

Any newly authorized shares of Common Stock will be identical to the shares of Common Stock now authorized and outstanding. The Authorized Share Increase Amendment will not affect the rights of current holders of our Common Stock, none of whom have preemptive or similar rights to acquire the newly authorized shares.

Board Discretion to Implement the Authorized Share Increase

The Board believes that stockholder adoption and approval of the Authorized Share Increase is in the best interests of our stockholders. If our stockholders approve this Proposal 4, the Board will implement the Authorized Share Increase only upon a determination that the Authorized Share Increase is in the best interests of the stockholders at that time. The Board may abandon the Authorized Share Increase in its sole discretion.

41

Effective Time

The effective time of the Authorized Share Increase, if the proposed Authorized Share Increase Amendment is adopted and approved by stockholders and the Authorized Share Increase is implemented at the discretion of the Board, will be the date and time that the Authorized Share Increase Amendment effecting the Authorized Share Increase is filed with the Delaware Secretary of State or such later time as is specified therein. Such filing may occur as soon as the day of the Annual Meeting or anytime within 12 months from the date of the Annual Meeting. The exact timing of the Authorized Share Increase will be determined by our Board based on its evaluation as to when such action will be the most advantageous to the Company and its stockholders, and the effective date will be publicly announced by the Company.

The Authorized Share Increase may be delayed or abandoned without further action by the stockholders at any time prior to effectiveness of the Authorized Share Increase Amendment with the Delaware Secretary of State, notwithstanding stockholder adoption and approval of the Authorized Share Increase Amendment, if the Board, in its sole discretion, determines that it is in the best interests of the Company and its stockholders to delay or abandon the Authorized Share Increase. If the Authorized Share Increase Amendment implementing the Authorized Share Increase is not effective with the Delaware Secretary of State on or before 12 months from the date of Annual Meeting, the Board will be deemed to have abandoned the Authorized Share Increase.

Appraisal Rights

Under Delaware law, our stockholders are not entitled to dissenters’ rights or appraisal rights with respect to the Authorized Share Increase and we will not independently provide our stockholders with any such rights.

Interest of Certain Persons in Matters to be Acted Upon

No officer or director has any substantial interest, direct or indirect, by security holdings or otherwise, in the Authorized Share Increase that is not shared by all of our other stockholders.

Vote Required

The approval of the Authorized Stock Increase Proposal requires the affirmative FOR vote of the majority of the votes cast by holders of Common Stock entitled to vote on the proposal.

Board Recommendation

OUR BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE AUTHORIZED STOCK INCREASE PROPOSAL.

42

PROPOSAL 5:
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Board is asking our stockholders to ratify the selection of CBIZ as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

Change in Independent Registered Public Accounting Firm

Effective November 1, 2024, CBIZ acquired the attest business of Marcum LLP (“Marcum”), our former independent registered public accounting firm. As reported on our Current Report on Form 8-K filed with the SEC on April 14, 2025, Marcum continued to serve as the Company’s independent registered public accounting firm through April 14, 2025. On April 14, 2025, the Company dismissed Marcum and engaged CBIZ to serve as the independent registered public accounting firm of the Company for the year ending December 31, 2025, effective immediately. The engagement of CBIZ was approved by the Audit Committee of the Company’s Board of Directors. The reports of Marcum regarding the Company’s consolidated financial statements for the fiscal years ended December 31, 2024 and December 31, 2023, included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the report for the fiscal year ended December 31, 2024 included an explanatory paragraph relating to substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2024 and 2023 and through April 14, 2025, there were (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K between the Company and Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Marcum’s satisfaction, would have caused Marcum to make reference to the subject matter of the disagreements in connection with its reports on the Company’s consolidated financial statements for such years and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

We previously provided Marcum with a copy of the above disclosures and requested that Marcum furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the statements made above. A copy of Marcum’s letter, dated April 14, 2025, was filed as Exhibit 16.1 with our Current Report on Form 8-K filed with the SEC on April 14, 2025.

Principal Accountant Fees and Services

The Audit Committee approved the appointment of CBIZ as our independent registered public accounting firm to perform independent audit services for the fiscal year ending December 31, 2026.

The following table presents fees for professional audit services rendered by CBIZ for the audit of our annual financial statements for the years ended December 31, 2025 and 2024, and fees billed for other services rendered by CBIZ during that period.

	Year Ended December 31, 2025	Year Ended December 31, 2024
Type of Fees
Audit Fees (1)	$361,575	$-
Audit-Related Fees (2)	$-	$-
Tax Fees (3)	$-	$-
All Other Fees (4)	$-	$-
Total	$361,575	$-

(1)	Audit Fees consist of fees billed for services rendered for the audit of our financial statements and review of our financial statements.

43

(2)	Audit-Related Fees consists of fees reasonably related to the performance of the audit or review of the Company’s financial statements that are not reported as “Audit Fees.”
(3)	Tax Fees consist of fees billed for professional services related to the preparation of our U.S. federal and state income tax returns and tax advice.
(4)	All Other Fees consist of fees for other miscellaneous items.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Public Accountant

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm.

Prior to engagement of an independent registered public accounting firm for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

1. Audit services include audit work performed in the preparation of financial statements, as well as work that generally only an independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

2. Audit-Related services are for assurance and related services that are traditionally performed by an independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

3. Tax services include all services performed by an independent registered public accounting firm’s tax personnel except those services specifically related to the audit of the financial statements, and include fees in the areas of tax compliance, tax planning, and tax advice.

4. Other Fees are those associated with services not captured in the other categories. We generally do not request such services from our independent registered public accounting firm.

Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires our independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage our independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging our independent registered public accounting firm.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

In the event the stockholders do not ratify the appointment of CBIZ as our independent registered public accounting firm, the Audit Committee will reconsider its appointment.

Vote Required

The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote for this proposal is required to ratify the appointment of the independent registered public accounting firm.

Board Recommendation

OUR BOARD RECOMMENDS A VOTE FOR THE RATIFICATION THE APPOINTMENT OF CBIZ CPAs P.C. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.

44

PROPOSAL 6:
APPROVAL OF THE ADJOURNMENT PROPOSAL

Background of and Rationale for the Adjournment Proposal

The Board believes that if the number of shares of the Company’s Common Stock entitled to vote at the Annual Meeting is insufficient to approve one or more of Proposal 1 through Proposal 5 or if the quorum is not established, it is in the best interests of the stockholders to enable the Board to continue to seek to obtain a sufficient number of additional votes to approve the same.

In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning or postponing, either in part or in full, the Annual Meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn or postpone, in part or in full, the Annual Meeting, and any adjourned session of the Annual Meeting, to use the additional time to solicit additional proxies in favor of the proposal that needs additional soliciting or to establish quorum.

Additionally, approval of the Adjournment Proposal could mean that, in the event we receive proxies indicating that a majority of the votes cast will vote against one or more of the Proposal 1 through Proposal 5, we could adjourn or postpone the Annual Meeting, in part or in full, and use the additional time to solicit the holders of those shares to change their vote in favor of the proposal that needs additional soliciting.

Vote Required

The affirmative FOR vote of a majority of the stockholders, present in person (which would include voting online at the virtual Annual Meeting) or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required to approve this proposal.

Board Recommendation

OUR BOARD RECOMMENDS THAT YOU VOTE FOR THE ADJOURNMENT PROPOSAL.

45

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our Common Stock (including shares issuable upon the exercise or conversion of securities that entitle the holders thereof to obtain Common Stock upon exercise or conversion in accordance with the terms thereof) as of April 2, 2026, by:

●	each person known by us to be the beneficial owner of more than five percent of our outstanding shares of Common Stock;

●	each director;

●	each of our named executive officers; and

●	all current directors and executive officers of the Company as a group.

Beneficial ownership is determined in accordance with the rules of the SEC, which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. We deem shares of our Common Stock which the stockholder has the right to acquire within 60 days of April 2, 2026, whether through the vesting of RSUs, or the exercise or conversion of any stock option, convertible security, warrant or other right, to be outstanding for the purpose of computing the percentage ownership of such individual or group, but those shares are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. The indication herein that shares are beneficially owned is not an admission on the part of the stockholder that he, she or it is a direct or indirect beneficial owner of those shares.

Except as indicated in the footnotes to this table, each beneficial owner named in the table below has sole voting and sole investment power with respect to all shares beneficially owned and each person’s address is c/o Enveric Biosciences, Inc., 245 First Street, Riverview II, 18th Floor Cambridge, MA 02142. As of April 2, 2026, we had 1,887,535 shares of Common Stock outstanding.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage of Class
Officers and Directors
Joseph Tucker, Ph.D. (1)	3,146	*
Peter Facchini, Ph.D. (2)	976	*
Kevin Coveney (3)	2,063	*
Frank Pasqualone (4)	7,904	*
George Kegler (5)	7,900	*
Marcus Schabacker, M.D., Ph.D. (6)	7,900	*
Michael Webb(7)	7,898	*
Sheila DeWitt, Ph.D.(8)	7,788	*
All directors and current executive officers as a group of eight (8) persons (9)	45,575	2.41%
Greater than 5% Holder
Lind Global Fund III LP et al.(10)	141,265	7.4%

* Represents less than 1%

(1)	Includes 229 shares of Common Stock, 775 shares of Vested and Unissued Restricted Stock Units, 2120 Restricted Stock Units that will vest within 60 days of April 2, 2026, and options to purchase 22 shares of Common Stock.

46

(2)	Includes 127 shares of Common Stock, 302 Shares of Vested and Unissued Restricted Stock Units, 536 Restricted Stock Units that will vest within 60 days of April 2, 2026, and options to purchase 11 shares of Common Stock exercisable.

(3)	Includes 37 shares of Common Stock, 444 shares of Vested and Unissued Restricted Stock Units and 1,582 Restricted Stock Units that will vest within 60 days of April 2, 2026.

(4)	All share amounts consist of Common Stock.

(5)	All share amounts consist of Common Stock.

(6)	All share amounts consist of Common Stock.

(7)	All share amounts consist of Common Stock.

(8)	All share amounts consist of Common Stock.

(9)	Includes 39,783 shares of Common Stock, 1,521 Vested and Unissued Restricted Stock Units, 1,412 Restricted Stock Units that will vest within 60 days of April 2, 2026, and options to purchase 33 shares of Common Stock.

(10)	The information is based on a Schedule 13G, filed with the SEC on February 4, 2026. Lind Global Fund III LP (“Lind”) is managed by its general partner, Lind Global Partners III LLC, which is managed by its investment manager, The Lind Partners, LLC. Each of Lind Partners, LLC, Lind Global Partners III LLC, and Jeff Easton also have voting or investment control over the securities reported herein that are held by Lind. Mr. Easton disclaims beneficial ownership over the securities listed except to the extent of his pecuniary interest therein. The address of Lind is 444 Madison Ave, Floor 41, New York, NY 10022.

47

CORPORATE CODE OF CONDUCT AND ETHICS

We have adopted a Corporate Code of Conduct and Ethics and Whistleblower Policy that applies to our directors, officers, employees and certain persons performing services for us. The Corporate Code of Conduct and Ethics and Whistleblower Policy addresses, among other things, competition and fair dealing, conflicts of interest, protection and proper use of Company assets, government relations, compliance with laws, rules and regulations and the process for reporting violations of the Corporate Code of Conduct and Ethics and Whistleblower Policy, employee misconduct, improper conflicts of interest or other violations. Our Corporate Code of Conduct and Ethics and Ethics and Whistleblower Policy is available on our website at www.enveric.com in the “Corporate Governance” section found under the “Investors” tab. Disclosure regarding any amendments to, or waivers from, provisions of the Corporate Code of Conduct and Ethics and Whistleblower Policy that apply to our directors, principal executive officer or principal financial officer will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting or the issuance of a press release of such amendments or waivers is then permitted by the Nasdaq Rules.

OTHER MATTERS

The persons designated to vote shares covered by our proxies intend to exercise their judgment in voting such shares on other matters that may properly come before the Annual Meeting or any adjournment, continuation or postponements thereof. Our Board knows of no other business which will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies will be voted in accordance with the judgment of the persons named therein.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

Pursuant to Rule 14a-8 under the Exchange Act, a stockholder proposal (other than for director nominations) submitted for inclusion in our proxy statement for the 2027 Annual Meeting of Stockholders must be delivered to the Company’s Secretary at our corporate office at 245 First Street, Riverview II, 18th Floor Cambridge, MA 02142 no later than [●], 2026, or, if the date of our 2027 Annual Meeting of Stockholders is more than 30 days from the anniversary date of the 2026 Annual Meeting of Stockholders, then the deadline is a reasonable time before we begin to print and send our proxy materials for our 2027 Annual meeting of stockholders.

If you intend to present a proposal at our 2027 Annual Meeting of Stockholders, including director nominations, you must deliver a copy of your proposal to the Company’s Secretary at our corporate office listed above no earlier than [●] and no later than the close of business on [●], 2027. The proposal must contain certain information specified in our Bylaws; provided, however, that in the event that the date of our 2027 Annual Meeting of Stockholders is advanced by more than 30 days or delayed by more than 60 days from the anniversary date of the 2026 Annual Meeting of Stockholders, your notice will be timely if we receive it no earlier than the close of business on the 120th day prior to the 2027 Annual Meeting and no later than the close of business on the later of (i) the 90th day prior to such annual meeting, or (ii) the tenth day following the date on which a public announcement setting forth the date of such meeting is first made. In addition to satisfying the foregoing advance notice requirements, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must follow the requirements set forth in Rule 14a-19 as promulgated under the Exchange Act no later than [●], 2027.

Proposals that are not received in a timely manner or in accordance with applicable law will not be voted on at the 2027 Annual Meeting of Stockholders. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC.

48

ANNEX A

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

ENVERIC BIOSCIENCES, INC.

Enveric Biosciences, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify that:

1. The name of the Corporation is Enveric Biosciences, Inc.

2. The Board of Directors of the Corporation has duly adopted a resolution pursuant to Section 242 of the General Corporation Law of the State of Delaware setting forth a proposed amendment to the Certificate of Incorporation of the Corporation and declaring said amendment to be advisable. The requisite stockholders of the Corporation have duly approved said proposed amendment in accordance with Section 242 of the General Corporation Law of the State of Delaware.

3. Effective as of [●], New York time, on [●] (the “Effective Time”), each [●] (#) issued and outstanding shares of the Corporation’s Common Stock, par value $0.01 per share, shall be converted into [●] (#) share of the Corporation’s Common Stock, par value $0.01 per share, as constituted following the Effective Time.

4. The Certificate of Incorporation is hereby amended by adding the following paragraph G to ARTICLE IV:

“G. Reverse Stock Split.

Upon the effectiveness of the filing of this Certificate of Amendment (the “Effective Time”) each share of the Corporation’s common stock, $0.01 par value per share (the “Old Common Stock”), either issued or outstanding or held by the Corporation as treasury stock, immediately prior to the Effective Time, will be automatically reclassified and combined (without any further act) into a smaller number of shares such that each [●] ([●]) shares of Old Common Stock issued and outstanding or held by the Company as treasury stock immediately prior to the Effective Time is reclassified into one share of Common Stock, $0.01 par value per share, of the Corporation (the “New Common Stock”), without increasing or decreasing the amount of stated capital or paid-in surplus of the Corporation (the “Reverse Stock Split”). The Board of Directors shall make provision for the issuance of that number of fractions of New Common Stock such that any fractional share of a holder otherwise resulting from the Reverse Stock Split shall be rounded up to the next whole number of shares of New Common Stock. Any stock certificate that, immediately prior to the Effective Time, represented shares of the Old Common Stock will, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent the number of shares of the New Common Stock into which such shares of Old Common Stock shall have been reclassified plus the fraction, if any, of a share of New Common Stock issued as aforesaid.”

5. The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, Enveric Biosciences, Inc. has caused this Certificate to be duly executed by the undersigned duly authorized officer as of this [●] day of [●], [●].

ENVERIC BIOSCIENCES, INC.

By:
Name:	Joseph Tucker
Title:	Chief Executive Officer

A-1

ANNEX B

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

ENVERIC BIOSCIENCES, INC.

Enveric Biosciences, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify that:

1. The name of the Corporation is Enveric Biosciences, Inc.

2. The Board of Directors of the Corporation has duly adopted a resolution pursuant to Sections 141 and 242 of the General Corporation Law of the State of Delaware, approving and declaring advisable that the Amended and Restated Certificate of Incorporation (as amended) (the “Charter”) of the Corporation be amended as follows:

Resolved that Paragraph A of Article IV of the Charter be replaced in its entirety to read as follows:

A. The total number of shares of all classes of stock which the Corporation shall have the authority to issue is 5,020,000,000 shares, consisting of 5,000,000,000 shares of Common Stock, par value $0.01 per share (the “Common Stock”), and 20,000,000 shares of Preferred Stock, par value $0.01 per share (the “Preferred Stock”).

3. At a meeting of stockholders held on [●], [●], a majority of those stockholders who cast their votes duly approved, in accordance with Section 242 of the General Corporation Law of the State of Delaware, an increase in authorized stock of the Company and authorized the Board of Directors to implement the increase at its discretion.

IN WITNESS WHEREOF, Enveric Biosciences, Inc. has caused this Certificate to be duly executed by the undersigned duly authorized officer as of this [●] day of [●], [●].

ENVERIC BIOSCIENCES, INC.

By:
Name:	Joseph Tucker
Title:	Chief Executive Officer

B-1